As filed with the Securities and Exchange Commission on November 17, 1995

                                                Registration No. 33-44964
                                 Investment Company Act File No. 811-6526
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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington,  D.C.  20549
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                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]
                   Pre-Effective Amendment No.             [ ]
                                               ----

                   Post-Effective Amendment No.  22        [X]
                                               ----

                                    and/or

                    REGISTRATION STATEMENT UNDER THE
                          INVESTMENT COMPANY ACT OF 1940   [X]

                                Amendment No. 24           [X]

                       (Check appropriate box or boxes)


                              THE COVENTRY GROUP
           ----------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                   3435 Stelzer Road, Columbus, Ohio 43219
                   ---------------------------------------
                   (Address of Principal Executive Offices)

                Registrant's Telephone Number:  (614) 470-8000
                                                --------------
                            Jeffrey L. Steele, Esq.
                             Dechert Price & Rhoads
                              1500 K Street, N.W.
                           Washington, D.C.  20005
                   --------------------------------------
                   (Name and Address of Agent for Service)

                                  Copies to:

                                Roy E. Rogers
                             BISYS Fund Services
                              3435 Stelzer Road
                            Columbus, Ohio  43219

It is proposed that this filing will become effective (check appropriate box)

[X]  Immediately upon filing pursuant to    [ ]  on (             ) pursuant to
     paragraph paragraph (b), or                 (b), or

[ ]  75 days after filing pursuant to       [ ]  on (             ) pursuant to
     paragraph   paragraph (a), or               (a), of Rule 485.
---------------------

* Registrant has registered an indefinite number of shares of all series then existing or subsequently established under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, which it expressly reaffirms. Registrant filed the notice required by Rule 24f-2 with respect to its fiscal year ended March 31, 1995, on May 25, 1995.

                             CROSS REFERENCE SHEET
                             ---------------------


  The enclosed materials relate only to the seven AMCORE Mutual Funds which consist of: the AMCORE Vintage U.S. Government Obligations Fund, AMCORE Vintage Fixed Income Fund, AMCORE Vintage Intermediate Tax-Free Fund, AMCORE Vintage Equity Fund, AMCORE Vintage Balanced Fund, AMCORE Vintage Aggressive Growth Fund and AMCORE Vintage Fixed Total Return Fund, each of which are separate investment series of the Coventry Group (the "Group"). Information relating to The Shelby Fund and to Brenton U.S. Government Money Market Fund, Brenton Intermediate U.S. Government Securities Fund, Brenton Intermediate Tax-Free Fund, and Brenton Value Equity Fund is contained in Post-Effective Amendment No. 18, filed on July 31, 1995. Information relating to the Ernst Asia Fund and the Ernst Global Resources Fund is contained in Post-Effective Amendment No. 21 filed on October 27, 1995.


Form N-1A Part A Item                           Prospectus Caption
---------------------                           ------------------

1.   Cover page..................               Cover Page

2.   Synopsis....................               Fee Table

3.   Condensed Financial
     Information.................               Financial Highlights

4.   General Description of
     Registrant..................               Investment Objective and
                                                Policies; Investment
                                                Restrictions; General
                                                Information - Description of
                                                the Group and Its Shares

5.   Management of the Fund......               Management of the Group

5A.  Management's Discussion of
     Fund Performance............               Provided in Registrant's Annual
                                                Report to Shareholders

6.   Capital Stock and Other
     Securities..................               How to Purchase and Redeem
                                                Shares; Dividends and Taxes;
                                                General Information -
                                                Description of the Group and
                                                Its Shares; General Information
                                                - Miscellaneous

7.   Purchase of Securities
     Being Offered...............     Valuation of Shares; How to Purchase and
                                      Redeem Shares

8.   Redemption or Repurchase....     How to Purchase and Redeem Shares

9.   Pending Legal Proceedings...     Inapplicable

                                      Statement of Additional
                                      -----------------------
Form N-1A Part B Item                 Information Caption
---------------------                 -------------------

10.  Cover Page..................     Cover Page

11.  Table of Contents..........      Table of Contents

12.  General Information and
     History.....................     The Coventry Group;
                                      Additional Information

13.  Investment Objectives and
     Policies....................     Investment Objective and
                                      Policies

14.  Management of the Fund......     Management of the Group -
                                      Trustees and Officers

15.  Control Persons and Principal
     Holders of Securities.......     Additional Information -
                                      Description of Shares

16.  Investment Advisory and other
     Services....................     Management of the Group

17.  Brokerage Allocation........     Management of the Group -
                                      Portfolio Transactions

18.  Capital Stock and other
     Securities..................     Additional Information -
                                      Description of Shares

19.  Purchase, Redemption and
     Pricing of Securities
     Being Offered...............     Additional Purchase and
                                      Redemption Information

20.  Tax Status..................     Additional Information -
                                      Additional Tax
                                      Information

21.  Underwriters................     Management of the Group -
                                      Distributor

22.  Calculation of Performance
     Data........................    Additional Information

23.  Financial Statements........    Financial Statements

               AMCORE VINTAGE U.S. GOVERNMENT OBLIGATIONS FUND
                       AMCORE VINTAGE FIXED INCOME FUND
                  AMCORE VINTAGE INTERMEDIATE TAX FREE FUND
                          AMCORE VINTAGE EQUITY FUND
                         AMCORE VINTAGE BALANCE FUND
                    AMCORE VINTAGE AGGRESSIVE GROWTH FUND
                    AMCORE VINTAGE FIXED TOTAL RETURN FUND

                    SUPPLEMENT DATED NOVEMBER 17, 1995 TO
                        PROSPECTUS DATED JUNE 1, 1995




    The Prospectus is hereby supplemented as follows:

    1. The Financial Highlights in the table below set forth certain financial data and investment results of the Balanced Fund and the Fixed Total Return Fund, since the commencement of operations of these Funds, expressed in one share outstanding throughout the period. The Financial Highlights are derived from the unaudited financial statements of the Funds for the periods indicated. The Financial Highlights should be read in conjunction with the unaudited financial statements, related notes and other information included in the Statement of Additional Information.

    2. The Weighted Average Maturity restriction for the Fixed Total Return Fund has been amended from 4 to 6 years to 3 to 7 years.

    3. All references in the Prospectus to The Winsbury Company, 1900 East Dublin-Granville Road, Columbus, Ohio 43229 are changed to BISYS Funds Services, 3435 Stelzer Road, Columbus, Ohio 43219, in order to reflect the change in the name and the address of The Winsbury Company.


               INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                       PROSPECTUS FOR FUTURE REFERENCE

                                                                   Fixed
                                                                   Total
                                              Balanced             Return
                                                Fund                Fund
                                         ------------------   ----------------
                                          June 1, 1995 to     June 15, 1995 to
                                            September 30,       September 30,
                                                1995                1995
                                                 (a)                 (a)
                                         ------------------   ----------------
Net Asset Value, Beginning of Period           $ 10.00             $ 10.00
                                               -------             -------
INVESTMENT ACTIVITIES:
  Net Investment Income                           0.10                0.16
  Net realized and unrealized
    gains (losses) on investments                 0.53
                                               -------             -------
Total from Investment Activities                  0.63                0.16
                                               -------             -------
DISTRIBUTIONS:
  Net investment income                          (0.09)              (0.15)
  Net realized gains
                                               -------             -------
Total Distributions                              (0.09)              (0.15)
                                               -------             -------
Net Asset Value, End of Period                 $ 10.54             $ 10.01
                                               =======             =======

Total Return                                      6.26% (b)           1.59% (b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)            $16,788             $40,483
  Ratio of expenses to average
    net assets                                    1.37% (c)           1.16% (c)
  Ratio of net investment income to
    average net assets                            2.77% (c)           5.65% (c)
  Ratio of expenses to average
    net assets*                                   1.37% (c)           1.18% (c)
  Ratio of net investment income to
    average net assets*                           2.77% (c)           5.63% (c)

  Portfolio Turnover                             13.30%              25.49%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Aggregate total return.
(c) Annualized.

                       U.S. GOVERNMENT OBLIGATIONS FUND
                       FIXED INCOME FUND
                       INTERMEDIATE TAX-FREE FUND
                       EQUITY FUND
                       BALANCED FUND
                       AGGRESSIVE GROWTH FUND
                       FIXED TOTAL RETURN FUND
                                                  For current yield, purchase,
                                                  and redemption
                                                  information, call (800)
                                                  438-6375.

    The Coventry Group (the "Group") is an open-end management investment company which issues its shares in separate classes. Each class relates to a separate portfolio of assets. The portfolios advised by AMCORE Capital Management, Inc. ("AMCORE") are the AMCORE Vintage U.S. Government Obligations Fund (the "U.S. Government Fund"), the AMCORE Vintage Fixed Income Fund (the "Fixed Income Fund"), the AMCORE Vintage Intermediate Tax-Free Fund (the "Tax-Free Fund"), the AMCORE Vintage Equity Fund (the "Equity Fund"), the AMCORE Vintage Balanced Fund (the "Balanced Fund"), the AMCORE Vintage Aggressive Growth Fund (the "Aggressive Growth Fund") and the AMCORE Vintage Fixed Total Return Fund (the "Fixed Total Return Fund") (collectively, the "Funds").

    The U.S. Government Fund's investment objective is to seek current income consistent with maintaining liquidity and stability of principal. The U.S. Government Fund invests exclusively in short-term U.S. Treasury bills, notes and other short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements with respect thereto. THE U.S. GOVERNMENT FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT NET ASSET VALUE WILL NOT VARY. AN INVESTMENT IN THE U.S. GOVERNMENT FUND IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT.

    The investment objective of the Fixed Income Fund is to seek total return consistent with the production of current income and the preservation of capital. The Fixed Income Fund invests primarily in fixed income securities that have a stated or remaining maturity of 15 years or less and expects to maintain a dollar-weighted average portfolio maturity of 4 to 6 years.

    The investment objective of the Tax-Free Fund is to seek current income, consistent with the preservation of capital, that is exempt from federal income taxes. The Tax-Free Fund invests primarily in a diversified portfolio of intermediate-term tax-free fixed income securities.

    The investment objective of the Equity Fund is long-term capital appreciation. The Equity Fund invests primarily in a diversified portfolio of equity securities.

    The investment objective of the Balanced Fund is to seek long-term growth of capital and income. The Balanced Fund invests primarily in a diversified portfolio of equity securities and high quality fixed income securities.

    The investment objective of the Aggressive Growth Fund is long-term capital growth. The Aggressive Growth Fund invests primarily in common stocks and other equity-type securities of small, medium and large capitalized companies that exhibit a strong potential for price appreciation relative to other equity securities.

    The investment objective of the Fixed Total Return Fund is to seek long-term total return. The Fixed Total Return Fund invests primarily in a diversified portfolio of fixed income securities including certain types of fixed income securities that may exhibit greater volatility than those invested in by the Fixed Income Fund.

    AMCORE Capital Management, Inc., Rockford, Illinois, acts as the investment adviser to the Funds. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, AMCORE FINANCIAL, INC., AMCORE BANK N.A., ROCKFORD OR THEIR AFFILIATES, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    The Winsbury Company, Columbus, Ohio (the "Distributor") acts as the Funds' administrator and distributor. BISYS Fund Services Ohio, Inc., Columbus, Ohio, an affiliate of The Winsbury Company, acts as the Funds' transfer agent (the "Transfer Agent") and performs certain accounting services for the Funds.

    Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request without charge by writing to the Funds at their address or by calling the Funds at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

    This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.
                               ------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION, NOR
   HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------
                  The date of this Prospectus is June 1, 1995

                               PROSPECTUS SUMMARY

The Funds.................................   AMCORE Vintage U.S. Government Obligations Fund
                                               (the "U.S. Government Fund"), AMCORE Vintage
                                               Fixed Income Fund (the "Fixed Income Fund"),
                                               AMCORE Vintage Intermediate Tax-Free Fund (the
                                               "Tax-Free Fund"), AMCORE Vintage Equity Fund
                                               (the "Equity Fund"), AMCORE Vintage Balanced
                                               Fund (the "Balanced Fund"), AMCORE Vintage Ag-
                                               gressive Growth (the "Aggressive Growth Fund")
                                               and AMCORE Vintage Fixed Total Return Fund
                                               (the "Fixed Total Return Fund"), each a
                                               diversified investment portfolio
                                               (collectively, the "Funds") of The Coventry
                                               Group, an open-end, management investment
                                               company organized as a Massachusetts business
                                               trust.
Shares Offered............................   Shares of beneficial interest ("Shares") of the
                                             Funds.
Offering Price............................   The public offering price of the U.S. Government
                                             Fund's Shares is equal to the net asset value
                                               per Share, which the U.S. Government Fund will
                                               seek to maintain at $1.00.
                                             The public offering price of the Fixed Income
                                               Fund, the Tax-Free Fund, the Equity Fund, the
                                               Balanced Fund, the Aggressive Growth Fund and
                                               the Fixed Total Return Fund's Shares is equal
                                               to the net asset value per Share.
Minimum Purchase..........................   $1,000 minimum for the initial investment with a
                                             $50 minimum for subsequent investments. (See
                                               "HOW TO PURCHASE AND REDEEM SHARES-- Purchases
                                               of Shares and Auto Invest Plan" for a
                                               discussion of lower minimum purchase amounts).
Investment Objective......................   The U.S. Government Fund seeks current income
                                             consistent with maintaining liquidity and
                                               stability of principal.
                                             The Fixed Income Fund seeks total return
                                               consistent with the production of current
                                               income and the preservation of capital.
                                             The Tax-Free Fund seeks current income,
                                               consistent with the preservation of capital,
                                               that is exempt from federal income taxes.
                                             The Equity Fund seeks long-term capital
                                               appreciation.
                                             The Balanced Fund seeks long-term growth of
                                               capital and income.

                                             The Aggressive Growth Fund seeks long-term
                                               capital growth.
                                             The Fixed Total Return Fund seeks long-term
                                               total
                                               return. Total return includes a combination of
                                               interest income from the Fund's underlying
                                               fixed income securities, appreciation in the
                                               value of these fixed income securities and
                                               gains realized upon the sales of such
                                               securities.
Investment Policy.........................   The U.S. Government Fund invests exclusively in
                                             short-term U.S. Treasury bills, notes and other
                                               short-term obligations issued or guaranteed by
                                               the U.S. Government or its agencies or
                                               instrumentalities, and repurchase agreements
                                               with respect thereto.
                                             Under normal market conditions, the Fixed Income
                                               Fund invests primarily in fixed income
                                               securities that have a stated or remaining
                                               maturity of 15 years or less and expects to
                                               maintain a dollar-weighted average portfolio
                                               maturity of 4 to 6 years.
                                             Under normal market conditions, the Tax-Free
                                               Fund invests primarily in tax-exempt
                                               obligations that have a stated maturity of 25
                                               years or less and expects to maintain a
                                               dollar-weighted average portfolio maturity of
                                               5 to 9 years.
                                             Under normal market conditions, the Equity Fund
                                               invests primarily in equity securities of
                                               large capitalization companies with strong
                                               earnings potential.
                                             Under normal market conditions, the Balanced
                                               Fund invests primarily in a diversified
                                               portfolio of equity securities and high
                                               quality fixed income securities.
                                             Under normal market conditions, the Aggressive
                                               Growth Fund invests primarily in equity
                                               securities of small, medium and large
                                               capitalized companies that exhibit a strong
                                               potential for price appreciation relative to
                                               other equity securities.
                                             Under normal market conditions, the Fixed Total
                                               Return Fund invests primarily in a diversified
                                               portfolio of fixed income securities including
                                               certain types of fixed income securities that
                                               may exhibit greater volatility than those
                                               invested in by the Fixed Income Fund.

Investment Adviser........................   AMCORE Capital Management, Inc., Rockford,
                                             Illinois.
Dividends.................................   The U.S. Government Fund intends to declare
                                             dividends from net income daily and pay such
                                               dividends monthly. The Fixed Income Fund and
                                               the Tax-Free Fund intend to declare dividends
                                               from net investment income and pay such
                                               dividends monthly. The Equity Fund, the
                                               Balanced Fund, the Aggressive Growth Fund and
                                               the Fixed Total Return Fund intend to declare
                                               dividends from net investment income quarterly
                                               and pay such dividends quarterly.
Distributor...............................   The Winsbury Company, Columbus, Ohio.

                                   FEE TABLE

                                                                     U.S.
                                                                  GOVERNMENT    FIXED INCOME     TAX-FREE    EQUITY
                                                                     FUND           FUND           FUND       FUND
                                                                  ----------    -------------    --------    ------
SHAREHOLDER TRANSACTION EXPENSES1
    Maximum Sales Load Imposed on Purchases (as a percentage of
      offering price)..........................................          0%             0%             0%        0 %
    Maximum Sales Load Imposed on Reinvested Dividends
      (as a percentage of offering price)......................          0%             0%             0%        0 %
    Deferred Sales Load (as a percentage of original purchase
      price or redemption proceeds, as applicable).............          0%             0%             0%        0 %
    Redemption Fees (as a percentage of amount redeemed, if
      applicable)..............................................          0%             0%             0%        0 %
    Exchange Fee...............................................     $    0          $   0         $    0     $   0
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
    Management Fees............................................        .40%           .60%           .60%      .75 %
    12b-1 Fees2................................................        .00%           .00%           .00%      .00 %
    Other Expenses.............................................        .61%           .63%           .73%      .61 %
                                                                  ----------       ------        --------    ------
    Total Fund Operating Expenses After Waivers3...............       1.01%          1.23%          1.33%     1.36 %
                                                                  ===========   ==============   ========    ======

EXAMPLE
  You would pay the following expenses on a $1,000 investment, assuming
    (1) 5% annual return and (2) redemption at the end of each time period:

                                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                         ------    -------    -------    --------
      U.S. Government Fund............................................     $10       $32        $56        $124
      Fixed Income Fund...............................................     $13       $39        $68        $149
      Tax-Free Fund...................................................     $14       $42        $73        $160
      Equity Fund.....................................................     $14       $43        $74        $164

  The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The table has been restated to reflect the current fees for the Funds. Such expenses do not include any fees charged by AMCORE Bank N.A., Rockford ("AMCORE Bank"), AMCORE Trust Company or any of their affiliates to customer accounts which may have invested in Shares of the Fund. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------
1 A Participating Organization (as defined in this Prospectus) or a Bank (as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other investment management services provided in connection with investment in the Fund. (See "HOW TO PURCHASE AND REDEEM INVESTOR SHARES--Purchases of Shares.")
2 The Group has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to which a Fund is authorized to pay or reimburse the Distributor a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of such Fund. Currently, however, it is intended that no such amounts will be paid under the Plan by any of the Funds. Shareholders will be given at least 30 days' notice prior to the payment of any fees under the Plan. As a result of expenses payable in connection with the Plan, it is possible that long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.
3 Absent the reduction of distribution fees, "Total Fund Operating Expenses" as a percentage of average daily net assets would have been 1.26% for the U.S. Government Fund, 1.48% for the Fixed Income Fund, 1.58% for the Tax-Free Fund and 1.61% for the Equity Fund.

                                                                                       AGGRESSIVE       FIXED
                                                                           BALANCED      GROWTH      TOTAL RETURN
                                                                             FUND         FUND           FUND
                                                                           --------    ----------    ------------
SHAREHOLDER TRANSACTION EXPENSES1
    Maximum Sales Load Imposed on Purchases (as a percentage of offering
      price)............................................................         0%           0%             0%
    Maximum Sales Load Imposed on Reinvested Dividends (as a percentage
      of offering price)................................................         0%           0%             0%
    Deferred Sales Load (as a percentage of original purchase price or
      redemption proceeds, as applicable)...............................         0%           0%             0%
    Redemption Fees (as a percentage of amount redeemed, if
      applicable).......................................................         0%           0%             0%
    Exchange Fee........................................................    $    0       $    0         $    0
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
    Management Fees.....................................................      0.75%        0.95%          0.75%
    12b-1 Fees After Fee Waivers2.......................................      0.00%        0.00%          0.00%
    Other Expenses3.....................................................      0.84%        0.80%          0.71%
                                                                           --------       -----          -----
    Total Fund Operating Expenses After Fee Waivers4....................      1.59%        1.75%          1.46%
                                                                           ========    ==========    ============

EXAMPLE
  You would pay the following expenses on a $1,000 investment, assuming
    (1) 5% annual return and (2) redemption at the end of each time period:

                                                                                             1 YEAR    3 YEARS
                                                                                             ------    -------
      Balanced Fund.......................................................................    $ 16       $50
      Aggressive Growth Fund..............................................................    $ 18       $55
      Fixed Total Return Fund.............................................................    $ 15       $46

  The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by AMCORE Bank N.A., Rockford ("AMCORE Bank"), AMCORE Trust Company or any of their affiliates to customer accounts which may have invested in Shares of the Fund. During the current fiscal year, AMCORE and the Administrator anticipate voluntarily reducing a portion of the fees payable to them which may result in lower total operating expenses. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------
1 A Participating Organization (as defined in this Prospectus) or a Bank (as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other investment management services provided in connection with investment in the Fund. (See "HOW TO PURCHASE AND REDEEM INVESTOR SHARES--Purchases of Shares.")
2 The Group has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to which a Fund is authorized to pay or reimburse the Distributor a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of such Fund. Currently, however, it is intended that no such amounts will be paid under the Plan by any of the Funds. Shareholders will be given at least 30 days' notice prior to the payment of any fees under the Plan. As a result of expenses payable in connection with the Plan, it is possible that long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.
3 "Other Expenses" for the Balanced Fund, the Aggressive Growth Fund and the
  Fixed Total Return Fund are based on estimated amounts for the current fiscal year.
4 Absent the waiver of the full amount of distribution fees during the current fiscal year, it is estimated that "Total Fund Operating Expenses," as a percentage of average daily net assets, would have been 1.84% for the Balanced Fund, 2.00% for the Aggressive Growth Fund and 1.71% for the Fixed Total Return Fund.

                              FINANCIAL HIGHLIGHTS

    The tables below set forth certain financial data, other operating information and investment results of the U.S. Government Fund, the Fixed Income Fund, the Tax-Free Fund and the Equity Fund since their inception expressed in one share outstanding throughout the period. The Financial Highlights contained in the tables below are derived from the financial statements audited by Ernst & Young LLP, independent auditors for the Funds. The Financial Highlights should be read in conjunction with the financial statements, related notes, and other financial information incorporated by reference in the Statement of Additional Information. Financial Highlights are not shown for the Balanced Fund, the Aggressive Growth Fund and the Fixed Total Return Fund because shares of these funds were not offered during the periods shown.

                                                                       U.S. GOVERNMENT FUND
                                                         ------------------------------------------------
                                                         YEAR ENDED     YEAR ENDED     DECEMBER 21, 1992
                                                          MARCH 31,      MARCH 31,        TO MARCH 31,
                                                            1995           1994              19931
                                                         -----------    -----------    ------------------
Net Asset Value, Beginning of Period...................   $   1.000      $   1.000          $  1.000
    INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income..............................        .042           .027              .007
    Net Gains or Losses on Securities (both realized
      and unrealized)..................................        .000           .000              .000
                                                         -----------    -----------         --------
         Total From Investment Operations..............        .042           .027              .007
    LESS DISTRIBUTIONS
    Dividends (from net investment income).............       (.042)         (.027)            (.007)
    Distributions (from capital gains).................        .000           .000              .000
    Returns of Capital.................................        .000           .000              .000
                                                         -----------    -----------         --------
         Total Distributions...........................       (.042)         (.027)            (.007)
Net Asset Value, End of Period.........................   $   1.000      $   1.000          $  1.000
                                                         ============   ============   ===================
TOTAL RETURN...........................................        4.32%          2.73%             0.75%*
ANNUALIZED RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)........................   $ 137,888      $ 105,345          $ 87,928
Ratio of Expenses to Average Net Assets................        0.50%          0.56%             0.58%**
Ratio of Net Investment Income to Average Net Assets...        4.26%          2.70%             2.68%**
Ratio of Expenses to Average Net Assets2...............        0.98%          1.02%             1.14%**
Ratio of Net Investment Income to Average Net
  Assets2..............................................        3.78%          2.23%             2.12%**
Portfolio Turnover Rate................................         N/A            N/A               N/A

---------
1 Period from Commencement of Operations.
2 During the period, the investment advisory, administration and distribution fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the rates would have been as indicated.
 * Aggregate Total Return
** Annualized

                                                                          EQUITY FUND
                                                         ----------------------------------------------
                                                         YEAR ENDED    YEAR ENDED    DECEMBER 15, 1992
                                                         MARCH 31,     MARCH 31,        TO MARCH 31,
                                                            1995          1994             19931
                                                         ----------    ----------    ------------------
Net Asset Value, Beginning of Period...................   $  10.05      $  10.20          $  10.00
    INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income..............................        .15           .19               .05
    Net Gains or Losses on Securities (both realized
      and unrealized)..................................       1.41         (.14)               .19
                                                         ----------    ----------         --------
         Total From Investment Operations..............       1.56           .05               .24
    LESS DISTRIBUTIONS
    Dividends (from net investment income).............       (.15)         (.20)             (.04)
    Distributions (from capital gains).................       (.02)          .00               .00
    Returns of Capital.................................        .00           .00               .00
                                                         ----------    ----------         --------
         Total Distributions...........................       (.17)         (.20)             (.04)
Net Asset Value, End of Period.........................   $  11.44      $  10.05          $  10.20
                                                         ============  ============  =====================
TOTAL RETURN2..........................................      15.74%          .45%             2.45%*
ANNUALIZED RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)........................   $149,233      $125,203          $ 74,720
Ratio of Expenses to Average Net Assets................       1.07%         0.54%             0.23%**
Ratio of Net Investment Income to Average Net Assets...       1.47%         1.97%             2.40%**
Ratio of Expenses to Average Net Assets3...............       1.35%         1.37%             1.43%**
Ratio of Net Investment Income to Average Net
  Assets3..............................................       1.19%         1.15%             1.20%**
Portfolio Turnover Rate................................      20.54%         3.98%             0.00%

---------
1 Period from Commencement of Operations.
2 The percentages do not reflect sales loads which were in existence during each period. Effective October 5, 1994, the Fund ceased imposing sales loads upon their purchase.
3 During the period, the investment advisory, administration and distribution fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the rates would have been as indicated.
 * Aggregate Total Return
** Annualized

                                                                        FIXED INCOME FUND
                                                         ------------------------------------------------
                                                         YEAR ENDED     YEAR ENDED     DECEMBER 15, 1992
                                                          MARCH 31,      MARCH 31,        TO MARCH 31,
                                                            1995           1994              19931
                                                         -----------    -----------    ------------------
Net Asset Value, Beginning of Period...................   $    9.92      $   10.28          $  10.00
    INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income..............................         .54            .59               .18
    Net Gains or Losses on Securities (both realized
      and unrealized)..................................        (.22)          (.33)              .27
                                                         -----------    -----------         --------
         Total From Investment Operations..............         .32            .26               .45
    LESS DISTRIBUTIONS
    Dividends (from net investment income).............        (.53)          (.59)             (.17)
    Distributions (from capital gains).................         .00           (.03)              .00
    Returns of Capital.................................         .00            .00               .00
                                                         -----------    -----------         --------
         Total Distributions...........................        (.53)          (.62)             (.17)
Net Asset Value, End of Period.........................   $    9.71      $    9.92          $  10.28
                                                         ============   ============   ===================
TOTAL RETURN2..........................................        3.46%          2.43%             4.54%*
ANNUALIZED RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)........................   $  81,673      $  90,301          $ 50,127
Ratio of Expenses to Average Net Assets................        0.94%          0.51%             0.29%**
Ratio of Net Investment Income to Average Net Assets...        5.53%          5.74%             6.58%**
Ratio of Expenses to Average Net Assets3...............        1.22%          1.24%             1.34%**
Ratio of Net Investment Income to Average Net
  Assets3..............................................        5.26%          5.01%             5.53%**
Portfolio Turnover Rate................................       32.38%         32.03%            17.44%

---------
1 Period from Commencement of Operations.
2 The percentages do not reflect sales loads which were in existence during each period. Effective October 5, 1994, the Fund ceased imposing sales loads upon their purchase.
3 During the period, the investment advisory, administration and distribution fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the rates would have been as indicated.
 * Aggregate Total Return
** Annualized

                                                                          TAX-FREE FUND
                                                         ------------------------------------------------
                                                         YEAR ENDED     YEAR ENDED     FEBRUARY 16, 1993
                                                          MARCH 31,      MARCH 31,        TO MARCH 31,
                                                            1995           1994              19931
                                                         -----------    -----------    ------------------
Net Asset Value, Beginning of Period...................   $    9.91      $   10.05          $  10.00
    INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income..............................         .43            .42               .05
    Net Gains or Losses on Securities (both realized
      and unrealized)..................................         .07           (.13)              .04
                                                         -----------    -----------         --------
         Total From Investment Operations..............         .50            .29               .09
    LESS DISTRIBUTIONS
    Dividends (from net investment income).............        (.43)          (.42)            (0.04)
    Distributions (from capital gains).................        (.01)          (.01)              .00
    Returns of Capital.................................         .00            .00               .00
                                                         -----------    -----------         --------
         Total Distributions...........................        (.44)          (.43)            (0.04)
Net Asset Value, End of Period.........................   $    9.97      $    9.91          $  10.05
                                                         ============   ============   ===================
TOTAL RETURN2..........................................        5.29%          2.79%             0.90%*
ANNUALIZED RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)........................   $  30,717      $  32,983          $ 13,043
Ratio of Expenses to Average Net Assets................        0.73%          0.57%             0.42%**
Ratio of Net Investment Income to Average Net Assets...        4.42%          4.19%             4.31%**
Ratio of Expenses to Average Net Assets3...............        1.30%          1.38%             1.47%**
Ratio of Net Investment Income to Average Net
  Assets3..............................................        3.84%          3.37%             3.26%**
Portfolio Turnover Rate................................        5.77%         13.26%             0.00%

---------
1 Period from Commencement of Operations.
2 The percentages do not reflect sales loads which were in existence during each period. Effective October 5, 1994, the Fund ceased imposing sales loads upon their purchase.
3 During the period, the investment advisory, administration and distribution fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the rates would have been as indicated.
 * Aggregate Total Return
** Annualized

         INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS OF THE FUNDS

  Each Fund has its own investment objective and policies, which are described below. There is no assurance that a Fund will be successful in achieving its investment objectives. The investment objective of each Fund is a fundamental policy and, as such, may not be changed without a vote of the holders of a majority of the outstanding Shares of a Fund (as described in the Statement of Additional Information). The other policies of a Fund may be changed without a vote of the holders of a majority of Shares unless (1) the policy is expressly deemed to be a fundamental policy of the Fund or (2) the policy is expressly deemed to be changeable only by such majority vote.

AMCORE VINTAGE U.S. GOVERNMENT OBLIGATIONS FUND.

  The investment objective of the U.S. Government Fund is to seek current income consistent with maintaining liquidity and stability of principal. The Fund seeks to maintain a stable net asset value of $1.00 per Share.

  The U.S. Government Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations") which have remaining maturities of 397 calendar days (thirteen months) or less, and in repurchase agreements with respect to U.S. Government Obligations. The short-term U.S. Government Obligations in the Fund's portfolio will differ only in their interest rates, maturities and times of issuance. The dollar-weighted average maturity of the obligations held by the U.S. Government Fund will not exceed 90 days.

AMCORE VINTAGE FIXED INCOME FUND.

  The investment objective of the Fixed Income Fund is to seek total return consistent with the production of current income and the preservation of capital. Total return will consist of interest from underlying securities and capital appreciation reflected in unrealized increases in the value of portfolio securities (realized by the Shareholder only if the Shareholder has sold its Shares) or realized from the purchase and sale of securities. Because the market value of fixed income securities can be expected to vary inversely to changes in prevailing interest rates, investing in such fixed income securities can provide an opportunity for capital appreciation when interest rates are expected to decline.

  Under normal conditions, the Fixed Income Fund will invest substantially all, but in no event less than 75%, of the value of its total assets in fixed income securities with stated or in remaining maturities of 15 years or less or securities with a stated or remaining maturity in excess of 15 years if such securities have an unconditional put to sell or redeem the security within 15 years from the date of purchase. Such securities will include but not be limited to, corporate debt securities (including notes, bonds and debentures) and U.S. Government Obligations. The Fixed Income Fund expects to maintain a dollar-weighted average portfolio maturity of four to six years.

  The remainder of the Fixed Income Fund's assets may be comprised of U.S. Government Obligations and mortgage-related securities with stated or remaining maturities that exceed 15 years, high quality money market instruments (commercial paper, certificates of deposit and bankers' acceptances), variable amount master demand notes, variable and floating rate notes, taxable municipal bonds, leasing instruments and trust certificates and asset backed securities. In addition, the Fixed Income Fund may engage in certain loans of portfolio securities, repurchase agreements and reverse repurchase agreements. The Fixed Income Fund may also invest in securities of other investment companies and in other investment portfolios advised by AMCORE.

  The Fixed Income Fund expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance. The Fixed Income Fund will invest in such corporate debt securities only if they are rated within the three highest rating categories at the time of purchase by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, found by AMCORE to be of comparable quality. The respective rating services apply classifications in each rating category to indicate the security's ranking within the category. The Fixed Income Fund may invest in securities within any of the classifications in a category. For a description of the rating symbols of certain NRSROs, see the Appendix to the Statement of Additional Information.

  Subject to the foregoing limitations, the Fixed Income Fund may invest in U.S. dollar-denominated international certificates of deposit, banker's acceptances and foreign fixed income issues for which the primary trading market is in the United States ("Yankee Obligations").

  The Fixed Income Fund will purchase commercial paper rated at the time of purchase within the two highest rating categories by an NRSRO or, if not rated, found by AMCORE to be of comparable quality. See the Appendix to the Statement of Additional Information for a description of these ratings.

  For temporary defensive purposes, the Fixed Income Fund may invest all or any portion of its assets in the money market instruments and repurchase agreements described above when, in the opinion of AMCORE, it is in the best interests of the Fund to do so.

AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND.

  The Tax-Free Fund seeks to produce current income, consistent with the preservation of capital, that is exempt from federal income taxes to the extent described below. The Tax- Free Fund invests primarily in a diversified portfolio of intermediate-term tax-free fixed income securities.
  Under normal market conditions at least 80% of the net assets of the Tax-Free Fund will be invested in a diversified portfolio of obligations (such as bonds, notes, and debentures) issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from regular federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Municipal Securities"). It should be noted that interest on such bonds will nonetheless be part of an adjustment to the alternative minimum taxable income for purposes of the alternative minimum tax imposed on corporations as well as the environmental tax imposed on corporations under Section 59A of the Internal Revenue Code of 1986, as amended. Under normal market conditions, the Tax-Free Fund will invest in Municipal Securities that have a stated or remaining maturity of 25 years or less or in Municipal Securities with a stated or remaining maturity in excess of 25 years if such securities have an unconditional put to sell or redeem the securities within 25 years from the date of purchase. The Tax-Free Fund expects to maintain a dollar-weighted average portfolio maturity of five to nine years.

  Under normal market conditions, the Tax-Free Fund may invest up to 20% of its net assets in obligations the interest on which is either subject to regular federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). At times, AMCORE may determine that, because of unstable conditions in the markets for Municipal Securities, pursuing the Tax-Free Fund's basic investment strategies is inconsistent with the best interests of the Shareholders of the Tax-Free Fund. At such times, AMCORE may use temporary defensive strategies differing from those designed to achieve the Tax-Free Fund's investment objective, by increasing the Tax-Free Fund's holdings in Taxable Obligations to over 20% of the Tax-Free Fund's total assets and by holding uninvested cash reserves pending investment. Taxable Obligations may include U.S. Government Obligations (some of which may be subject to repurchase agreements), certificates of deposit, demand and time deposits, and bankers' acceptances of selected banks, and com-mercial paper meeting the Tax-Free Fund's quality standards (as described below) for tax-exempt commercial paper. These obligations are described further in the Statement of Additional Information.

  The Tax-Free Fund may also invest in private activity bonds. Interest on private activity bonds is exempt from the regular federal income tax only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. Even if private activity bonds so qualify, interest on private activity bonds may be subject to the alternative minimum tax, and, in the case of corporate investors, to the environmental tax under Code Section 59A. However, private activity bonds will only be considered Municipal Securities for the purposes of this Prospectus if the interest thereon is not an item of tax preference for individuals. For additional information on the federal alternative minimum tax, see "DIVIDENDS AND TAXES."

  The Tax-Free Fund invests in Municipal Securities that are rated within the three highest rating categories at the time of purchase by an NRSRO in the case of bonds and rated within the two highest rating categories in the case of notes, tax-exempt commercial paper, and variable rate demand obligations. The respective rating services apply classifications in each rating category to indicate the security's ranking within the category. The Tax-Free Fund may invest in securities within any of the classifications in a category. The Fund may also invest up to 10% of the Tax-Free Fund's total assets in Municipal Securities that are unrated at the time of purchase but are determined to be of comparable quality by AMCORE pursuant to guidelines approved by the Group's Board of Trustees. Municipal Securities may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the Municipal Securities. The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information.

  The two principal classifications of Municipal Securities that may be held by the Tax-Free Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Tax-Free Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  Municipal Securities in which the Tax-Free Fund may invest may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Free Fund, AMCORE, nor legal counsel to either will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

  The Tax-Free Fund does not intend to invest more than 25% of its total assets in Municipal Securities which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by AMCORE. To the extent that the Tax-Free Fund's assets are concentrated in Municipal Securities that are so related, the Tax-Free Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Tax-Free Fund's assets were not so concentrated.

  Municipal Securities purchased by the Tax-Free Fund may include rated and unrated variable and floating rate tax-exempt notes. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Free Fund will approximate their par value. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other securities which are not readily marketable, exceeds 15% of the Tax-Free Fund's net assets only if such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by the Tax-Free Fund.

  The Tax-Free Fund may also invest in master demand notes in order to satisfy short-term needs or, if warranted, as part of its temporary defensive investment strategy. Such notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a United States commercial bank acting as agent for the payees of such notes. Master demand notes are direct lending arrangements between the Tax-Free Fund and the issuer of such notes. Master demand notes are callable on demand by the Tax-Free Fund, but are not marketable to third parties. The quality of master demand notes will be reviewed by AMCORE at least quarterly, which review will consider the earning power, cash flow and debt-to-equity ratios indicating the borrower's ability to pay principal together with accrued interest on demand. While master demand notes are not typically rated by credit rating agencies, issuers of such notes must satisfy the same criteria for the Tax-Free Fund set forth above for commercial paper.

AMCORE VINTAGE EQUITY FUND.

  The investment objective of the Equity Fund is long term capital appreciation. The Equity Fund will invest primarily in equity securities of large capitalization companies with strong earnings potential and will strive for high over-all return while minimizing risk through the selection of quality dividend paying equity securities.

  Under normal market conditions, the Equity Fund will invest substantially all, but in no event less than 75%, of its total assets in equity securities, which are defined as common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks. The remainder of the Equity Fund's assets may be invested in U.S. Government Obligations and repurchase agreements with respect thereto. The Equity Fund may also use call options on equity securities, as described below. Because the market value of fixed income securities, such as U.S. Government Obligations, can be expected to vary inversely to changes in prevailing interest rates, investing in such fixed income securities can provide an opportunity for capital appreciation when interest rates are expected to decline.

  The Equity Fund may, for daily cash management purposes, also invest in high quality money market securities (commercial paper, certificates of deposit and bankers' acceptances), as well as the repurchase agreements referred to above. In addition, the Equity Fund may invest, without limit, in any combination of the U.S. Government Obligations, money market instruments and repurchase agreements referred to above when, in the opinion of AMCORE, it is determined that a temporary defensive position is warranted based upon current market conditions. The Equity Fund may also invest in securities of other investment companies including the other investment portfolios advised by AMCORE, as described more fully under "Other Investment Policies."

  Subject to the foregoing limitations, the Equity Fund may invest in foreign securities through the purchase of American Depository Receipts ("ADRs"). Ownership of unsponsored ADRs may not entitle the Equity Fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs. Investment in foreign securities is subject to special risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic and social developments, the possible imposition of withholding taxes on interest and dividend income and other taxes, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. For additional information regarding the special risks associated with investments in foreign securities, see "Foreign Investments" in the Statement of Additional Information.

AMCORE VINTAGE BALANCED FUND.

  The investment objective of the Balanced Fund is to seek long-term growth of capital and income. The Balanced Fund will invest in a diversified portfolio of equity securities and high quality fixed income securities. The investment manager will allocate holdings within established ranges to best take advantage of economic conditions, general market trends, interest rate levels, and changes in fiscal and monetary policies.

  To the extent that the Balanced Fund invests in equity securities, it will invest in the same types of equity securities identified above as permissible investments for the Equity Fund, which consist of common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks. Under normal market conditions, the Balanced Fund may invest up to 75% of its total assets in equity securities. The Balanced Fund may invest in foreign securities through the purchase of ADRs, as described above in connection with the Equity Fund.

  To the extent that the Balanced Fund invests in fixed income securities, it will invest in the same types of fixed income securities identified as permissible investments for the Fixed Total Return Fund, which consist of corporate debt securities (including notes, bonds and debentures), and U.S. Government Obligations, as well as money market instruments. The fixed income portion of the Balanced Fund will be subject to the same investment parameters applicable to the Fixed Total Return Fund as regards security maturity limitations (15 years or less maximum maturity) and dollar-weighted average portfolio maturity (four to six years).

  Under normal market conditions the Balanced Fund will invest at least 25% of its total assets in fixed income securities. In addition, the Balanced Fund may invest, without limit, in any combination of U.S. Government Obligations, money market instruments and repurchase agreements when, in the opinion of AMCORE, it is determined that a temporary defensive position is warranted based upon current market conditions.

AMCORE VINTAGE AGGRESSIVE GROWTH FUND.

  The investment objective of the Aggressive Growth Fund is long-term capital growth. The Aggressive Growth Fund will invest primarily in equity securities of companies that exhibit a strong potential for price appreciation relative to the general equity markets. Dividend income is not a factor in selecting investment securities. The Aggressive Growth Fund is managed without regard to tax ramifications.

  The Aggressive Growth Fund may invest in the same types of equity securities identified above as permissible investments for the Equity Fund, which consist of common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks. The Aggressive Growth Fund may invest in foreign securities through the purchase of ADRs, as described above in connection with the Equity Fund.

  The manager will consider numerous factors in a company, among them; quality of management over time, the company's leadership in its field, distinctive marketing capabilities, return on equity over the past 3-5 years, cash flows, debt levels, and earnings growth. The Fund will seek positions in high growth industries, firms with products in niche markets, and stocks which are perceived to be temporarily undervalued. Positions may be accumulated in industry sectors or firms which are felt to be particularly attractive; positions may be decreased or eliminated in industry sectors or firms which are less attractive.

  The Aggressive Growth Fund may invest, without limit, in any combination of U.S. Government Obligations, money market instruments and repurchase agreements when, in the opinion of AMCORE, it is determined that a temporary defensive position is warranted based upon current market conditions.

AMCORE VINTAGE FIXED TOTAL RETURN FUND.

  The investment objective of the Fixed Total Return Fund is to seek long-term total return by investing in a diversified portfolio of fixed income securities. Total return includes a combination of interest income from the Fund's underlying fixed income securities, appreciation in the value of these fixed income securities and gains realized upon the sale of such securities. Because the market value of fixed income securities can be expected to vary inversely to changes in prevailing interest rates, investing in such fixed income securities provides an opportunity for appreciation when interest rates decline and risk when interest rates rise. It is anticipated that the Fund will place primary emphasis on capital appreciation as well as capital preservation through periodic adjustment of the average maturity or duration of the Fund's portfolio with the level of current income being a secondary consideration and that investments will be made without regard to tax ramifications.

  Under normal market conditions, the Fixed Total Return Fund will invest in the same types of fixed income securities having the same average maturities identified above as permissible investments for the Fixed Income Fund (i.e., four to six years dollar-weighted average portfolio maturity and 15 years or less maximum security limitation), which consist of corporate debt securities (including notes, bonds and debentures) and U.S. Government Obligations, as well as money market instruments.

  The Fixed Total Return Fund may invest in corporate debt securities rated within the four highest rating categories at the time of purchase by an NRSRO, or if unrated, found by AMCORE to be of comparable quality. Securities rated in the fourth highest rating category have speculative characteristics, even though they are of investment-grade quality, and in recognition of this fact, no more than 15% of the Fund's total assets will be invested in securities rated in the fourth rating category. The Fixed Total Return Fund, unlike the Fixed Income Fund, may invest in Treasury Zero Coupon securities but it will not invest more than 10% of its total assets in such securities.

U.S. GOVERNMENT OBLIGATIONS

  The types of U.S. Government Obligations invested in by a Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when AMCORE believes that the credit risk with respect thereto is minimal. The U.S. Government does not guarantee the market value of any security; there-fore, the market value of the U.S. Government Obligations in a Fund's portfolio and of the Shares of a Fund can be expected to fluctuate as interest rates change.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

  Mortgage-related securities in which the Fixed Income Fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies (such as the Government National Mortgage Association) and government-related organizations (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), as well as by private issuers (such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies). Collateralized mortgage obligations structured as pools of mortgage pass-through certificates or mortgage loans ("CMOs") will be purchased only if they meet the rating requirements set forth above with respect to the Fixed Income Fund's investments in debt securities of U.S. corporations. For additional information on the Fixed Income Fund's investments in mortgage-related securities, see the Statement of Additional Information.

  Although certain mortgage-related securities may be guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. Thus, for example, if the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since, in periods of declining interest rates, the mortgages underlying the securities are prone to prepayment. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect to mortgage-related securities include both interest and principal. No assurance can be given to the return the Fund will receive when these amounts are reinvested.

  Asset-backed securities (unrelated to first mortgage loans) in which the Fixed Income Fund may invest represent fractional interests in pools or leases, retail installment loans or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARSSM") and unsecured (such as Credit Card Receivable Securities or "CARDSSM"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Asset-backed securities will be purchased only if they meet the rating requirements set forth above with respect to the Fixed Income Fund's investments in debt securities of U.S. corporations.

  Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs or enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Fixed Income Fund may invest in other asset-backed securities that may be developed in the future.

  Issuers of mortgage-backed and asset-backed securities often issue one or more classes of which one (the "Residual") is in the nature of equity. The Fixed Income Fund will not invest in any Residual.

REPURCHASE AGREEMENTS

  Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which AMCORE deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality although, for the U.S. Government Fund, not subject to the same maturity requirements as those in which a Fund may invest directly. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by AMCORE. In addition, securities subject to a repurchase agreement will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss if the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or the disposition of such securities by a Fund were delayed pending court action. Repurchase agreements are considered to be loans collateralized by the underlying security under the Investment Company Act of 1940 (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVE AND POLICIES-- Additional Information on Portfolio Instruments-- Repurchase Agreements" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS

  Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid high grade debt securities, such as U.S. Government Obligations, consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Statement of Additional Information.

CALL OPTIONS

  The Equity Fund, the Balanced Fund and the Aggressive Growth Fund may write covered call options on securities owned by the Fund. Such instruments may also be referred to as equity derivatives. Derivatives generally are instruments whose value is derived from or related to the value of some other instrument, asset or specified benchmark, such as a specific stock or stock index. A call option gives the purchaser of the option the right to buy, and obligates the seller of the option to sell, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. When a Fund writes a covered call option and such option is exercised, it will forgo the appreciation, if any, on the underlying security in excess of the exercise price. In order to close out a call option it has written, a Fund may enter into a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund may effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Under normal conditions, it is not expected that these Funds would permit the underlying value of their portfolio securities subject to such options to exceed 15% of net assets.

PUTABLE SECURITIES

  The Fixed Income Fund, the Fixed Total Return Fund, the Balanced Fund and the Tax-Free Fund may acquire puts with respect to fixed income securities or Municipal Securities as described above. Under a put, a Fund would have the right to sell or redeem a specified security at a certain time or within a certain period of time at a specified price. The security is sold to a third party or redeemed by the issuer as provided contractually. The put may be an independent feature or may be combined with a reset feature that is designed to reduce downward price volatility as interest rates rise by enabling the holder to liquidate the investment prior to maturity. The Funds may acquire putable securities to facilitate portfolio liquidity, shorten the maturity of the underlying security, or to permit the investment of funds at a more favorable rate of return. The price of a putable security may be higher than the price which otherwise would be paid for the security without such put feature, thereby increasing the security's cost and reducing its yield. The time remaining to the put date will apply for purposes of determining the maximum maturity of such securities.

LENDING OF PORTFOLIO SECURITIES

  From time to time in order to generate additional income, a Fund may lend its portfolio securities, provided such action is consistent with its investment objective, policies, and restrictions. During the time portfolio securities are on loan, the borrower will pay a Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by a Fund or the borrower at any time.

  A Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that are not affiliated directly or indirectly with the Group and which AMCORE has determined are creditworthy under guidelines established by the Group's Board of Trustees. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower defaults on its lending agreement or enters into bankruptcy, a Fund will receive 100% collateral on loaned securities in the form of cash or U.S. Government Obligations. This collateral will be valued daily by AMCORE and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. Although each of the Funds does not expect to do so on a regular basis, it may lend portfolio securities in amounts representing up to 15% of the value of the Fund's total assets. Fees earned by the Tax-Free Fund from lending its securities will constitute taxable income to the Fund which, when distributed to shareholders, will likewise generally be treated as taxable income.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

  A Fund may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A

Fund will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, however, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause a Fund to miss a price or yield considered to be advantageous.

  The Fixed Income Fund's, the Fixed Total Return Fund's, the Tax-Free Fund's and the U.S. Government Fund's commitments to purchase when-issued securities will not exceed 25%, and the Equity Fund's, the Balanced Fund's and the Aggressive Growth Fund's commitments will not exceed 5%, of the value of its total assets absent unusual market conditions. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.

OTHER INVESTMENT POLICIES

  Each of the Funds, except the U.S. Government Fund, may also invest up to 5% of its total assets in another investment company, including the U.S. Government Fund, not to exceed 10% of the value of its total assets in the securities of other investment companies. In order to avoid the imposition of additional fees as a result of investing in Shares of the U.S. Government Fund, AMCORE and the Administrator (see "MANAGEMENT OF THE GROUP--Investment Adviser", "MANAGEMENT OF THE GROUP--Administrator and Distributor") will waive any portion of their usual service fees from that Fund that are attributable to investments therein by another Fund. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in mutual funds other than the Funds. Additional restrictions on a Fund's investments in the securities of other mutual funds are contained in the Statement of Additional Information.

  The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements or reverse repurchase agreements with AMCORE, the Distributor or their affiliates, and will not give preference to AMCORE Bank's correspondents with respect to such transactions, securities, savings deposits, and agreements.

                            INVESTMENT RESTRICTIONS

  A Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of such a Fund (as defined in the Statement of Additional Information).

  Each of the Fixed Income Fund, the Tax-Free Fund, the Equity Fund, the Balanced Fund, the Aggressive Growth Fund and the Fixed Total Return Fund will not:

    1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its portfolio, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer.

  Each of the Fixed Income Fund, the Equity Fund, the Balanced Fund, the Aggressive Growth Fund and the Fixed Total Return Fund will not:

    1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

  The Tax-Free Fund will not:

    1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) there is no limitation with respect to Municipal Securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user; (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

    2. Write or sell puts, calls, straddles, spreads or combinations thereof except that the Fund may acquire puts with respect to Municipal Obligations in its portfolio and sell those puts in conjunction with a sale of those Municipal Obligations.

  Each of the Funds will not:

    1. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

    2. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

  In addition to the above investment restrictions, each Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Funds' Statement of Additional Information.

                              VALUATION OF SHARES

  The net asset value of each of the Funds, except the U.S. Government Fund, is determined and its Shares are priced as of the close of regular trading on the
  New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day. The net asset value of the U.S. Government Fund is determined and its Shares are priced as of 12:00 noon Central Time and the close of regular trading on the NYSE on each Business Day ("Valuation Times"). As used herein, a
 "Business Day" constitutes any day on which the NYSE is open for trading, the Federal Reserve Bank of Chicago is open, and any other day except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or Federal Reserve Bank of Chicago are closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets of the Fund less the liabilities charged to the Fund by the number of its outstanding Shares.

  For the Fixed Income Fund, the Tax-Free Fund, the Equity Fund, The Balanced Fund, the Aggressive Growth Fund and the Fixed Total Return Fund (the "Variable NAV Funds"), the net asset value per share will fluctuate as the value of the Variable NAV Fund's investment portfolio changes.

  The securities in the Variable NAV Funds will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

  The assets in the U.S. Government Fund are valued based upon the amortized cost method, which the Trustees of the Group believe fairly reflect the market-based net asset value per Share. Pursuant to rules and regulations of the Commission regarding the use of the amortized cost method, the U.S. Government Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain the U.S. Government Fund's net asset value per share at $1.00, there can be no assurance that the net asset value will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares of the Funds are sold on a continuous basis by the Group's Distributor, The Winsbury Company. The principal office of the Distributor is 1900 East Dublin-Granville Road, Columbus, Ohio 43229. If you wish to purchase Shares, contact the Funds at (800) 438-6375.

PURCHASES OF SHARES

  Shares of the Funds are continuously offered and may be purchased directly either by mail, by telephone or by electronic transfer. Shares may also be purchased through a broker-dealer who has established a dealer agreement with the Distributor. The minimum investment is generally $1,000 for the initial purchase of Shares and $50 for subsequent purchases. For purchases that are made in connection with 401(k) plans, 403(b) plans and other similar plans or payroll deduction plans, the minimum investment amount for initial and subsequent purchases is $25. In the case of such retirement plan investments, the minimum purchase amounts are not restricted to the purchase of Shares of one Fund. Thus, the $25 minimum amount may be spread among any of the Funds. (But, see "HOW TO PURCHASE AND REDEEM SHARES-- Auto Invest Plan" below for minimum investment requirements under the Auto Invest Plan).

  Purchasers of Shares of the Funds will pay the sum of the next calculated net asset value per Share after the Distributor's receipt of an order to purchase Shares in good form ("public offering price") (see "HOW TO PURCHASE AND REDEEM SHARES" below).

  In the case of orders for the purchase of Shares placed through a broker-dealer, the public offering price will be the net asset value as so determined, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Funds by the Valuation Time. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

Purchases By Mail

  To purchase Shares of a Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to the appropriate Fund to:

                              AMCORE Vintage Funds
                                  Dept. L-1392
                           Columbus, Ohio 43260-1392

  An Account Application form can be obtained by calling the Funds at (800) 438-6375. Subsequent purchases of Shares of a Fund may be made at any time by mailing a check payable to a Fund, to the above address.

Purchases by Telephone

  Shares of a Fund may be purchased by calling the Funds at (800) 438-6375, if your Account Application has been previously received by the Distributor. Payment for Shares ordered by telephone is made by electronic transfer to the Funds' custodian. Prior to wiring funds and in order to ensure that wire orders are invested promptly, investors must call the Funds at the number above to obtain instructions regarding the bank account number to which the funds should be wired and other pertinent information.

Other Information Regarding Purchases
  Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by AMCORE Bank, its related companies or their correspondents ("Banks"). Shares of a Fund sold to the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof by the Fund's custodian within the settlement requirements defined in the Securities Exchange Act of 1934. If payment is not received within the prescribed time periods or a check timely received does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred. Any questions regarding current settlement requirements or electronic payment instructions should be directed to the Group at (800) 438-6375.

  Purchases of Shares in a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). The public offering price of the Variable NAV Funds will be the net asset value per Share (see "VALUATION OF SHARES") as determined on the Business Day the order is received by the Distributor, but only if the Distributor receives the order by the Valuation Time. Otherwise, the price will be determined as of the Valuation Time on the next Business Day. In the case of an order for the purchase of Shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly.

  Shares of the U.S. Government Fund are purchased at the net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order to purchase Shares. An order to purchase Shares of the U.S. Government Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Funds' custodian for investment. Federal funds are monies credited to a bank's account with a Federal Reserve Bank. Payment for an order to purchase Shares of the U.S. Government Fund which is transmitted by federal funds wire will be available the same day for investment by the Funds' custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The U.S. Government Fund strongly recommends that investors of substantial amounts use federal funds to purchase Shares.

  An order received prior to a Valuation Time on any Business Day for the U.S. Government Fund will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of the U.S. Government Fund. Shares purchased before 11:00 a.m., Central Time, begin earning dividends on the same Business Day. Shares purchased after 11:00 a.m., Central Time, begin earning dividends on the next Business Day. All Shares of the U.S. Government Fund continue to earn dividends through the day before their redemption.

  Depending upon the terms of the particular Customer account, a Bank may charge a Customer account fees for services provided in connection with investments in a Fund. Information concerning these services and any charges will be provided by the Bank. This Prospectus should be read in conjunction with any such information so received from a Bank.

  The Group reserves the right to reject any order for the purchase of a Fund's Shares in whole or in part including purchases made with foreign and third party checks.

  Every Shareholder of record will receive a confirmation of each transaction in his or her account, which will also show the total number of Shares of a Fund owned by the Shareholder. Sending confirmations for purchases and redemptions of Shares held by a Bank on behalf of its Customer will be the responsibility of the Bank. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares of the Funds will not be issued.

  The Distributor, at its expense, will also provide other compensation to dealers in connection with sales of Shares of a Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of Shares. Compensation will also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at exotic locations; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their Shareholders.

AMCORE INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

  An AMCORE IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. AMCORE IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

  All AMCORE IRA distribution requests must be made in writing to the Distributor. Any additional deposits to an AMCORE IRA must distinguish the type and year of the contribution.

  For more information on an AMCORE IRA call the Funds at (800) 438-6375. Investment in Shares of the Tax-Free Fund would not be appropriate for any IRA. Shareholders are advised to consult a tax adviser on AMCORE IRA contribution and withdrawal requirements and restrictions.

AUTO INVEST PLAN

  The Auto Invest Plan enables Shareholders of the Funds to make regular monthly or quarterly purchases of Shares through automatic deductions from their bank accounts (which must be with a domestic member of the Automatic Clearing House). With Shareholder authorization, the Transfer Agent will deduct the amount specified from the Shareholder's bank account which will automatically be invested in Shares at the public offering price on the dates of the deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments in a Fund is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the account application which can be acquired by calling
(800) 438-6375. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Distributor.

EXCHANGE PRIVILEGE

  The Funds offer an exchange program whereby Shareholders are entitled to exchange their Shares for Shares of the other Funds. Such exchanges will be executed on the basis of the relative net asset values of the Shares exchanged. The Shares exchanged must have a current value that equals or exceeds the minimum investment that is required (either the minimum amount required for initial or subsequent investments as the case may be) for the Fund whose Shares are being acquired. Share exchanges will only be permitted where the Shares to be acquired may legally be sold in the investor's state of residence. An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a taxable gain or loss. A Shareholder may make an exchange request by calling the Funds at (800) 438-6375 or by providing written instructions to the Funds. An investor should consult the Funds for further information regarding exchanges. During periods of significant economic or market change, telephone exchanges may be difficult to complete. If a Shareholder is unable to contact the Funds by telephone, a Shareholder may also mail the exchange request to the Funds at the address listed under "HOW TO PURCHASE AND REDEEM SHARES--Redemption By Mail." The Funds reserve the right to modify or terminate the exchange privilege described above at any time and to reject any exchange request. If an exchange request in good order is received by the Distributor by the last Valuation Time, on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange. Shareholders wishing to make use of the Funds' exchange program must so indicate on the Account Application.

AUTO EXCHANGE

  Auto Exchange enables Shareholders to make regular, automatic withdrawals from the U.S. Government Fund and use those proceeds to benefit from dollar-cost averaging by automatically making purchases of shares of another AMCORE Fund. With shareholder authorization, the Group's transfer agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's U.S. Government Fund account and will automatically invest that amount in the AMCORE Fund designated by the Shareholder at the public offering price on the date of such deduction. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $10,000 in their U.S. Government Fund account and maintain a minimum account balance of $1,000. To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Registration Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the AMCORE Vintage Funds, Department L-1392, Columbus, OH 43260-1392. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.

REDEMPTION OF SHARES

  Shareholders may redeem their Shares on any day that net asset value is calculated (see "VALUATION OF SHARES"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request in good order. Redemptions may ordinarily be requested by mail or by telephone.

  All or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance. There may be no notice period affording Shareholders an opportunity to increase the account balance in order to avoid an involuntary redemption under these circumstances.

REDEMPTION BY MAIL

  A written request for redemption must be received by the Funds in order to honor the request. The Funds' address is: 1900 East Dublin-Granville Road, Columbus, Ohio 43229. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the Account Application. There is no charge for having redemption requests mailed to a designated bank account.

  If the Group receives a redemption order but a shareholder has not clearly indicated the amount of money or number of shares involved, the Group cannot execute the order. In such cases, the Group will request the missing information and process the order on the day such information is received.

REDEMPTION BY TELEPHONE

  Shares may be redeemed by telephone if the Shareholder selected that option on the Account Application. The Shareholder may have the proceeds mailed to his or her address or mailed or sent electronically to a commercial bank account previously designated on the Account Application. Electronic payment requests may be made by the Shareholder by telephone to the Funds at (800) 438-6375. For a wire redemption, the then-current wire redemption charge may be deducted from the proceeds of a wire redemption. This charge, if applied, is presently $7.50 for each wire redemption. It is not necessary for Shareholders to confirm telephone redemption requests in writing. During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Funds by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Mail". Neither the Distributor, the Transfer Agent, AMCORE nor the Group will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account.

REDEMPTION BY CHECK

  Free check writing is available for the U.S. Government Fund. With this service, a Shareholder may write up to five checks a month in amounts of $250 or more. To establish this service and to obtain checks at the time the account is opened, a Shareholder must complete the Signature Card that accompanies the Account Application Form. To establish this service and obtain checks after opening an account in the U.S. Government Fund, the Shareholder must contact the Funds by telephone or mail to obtain an Account Application Form and complete and return the signature card. A Shareholder will receive the dividends and distributions declared on the Shares to be redeemed up to the day that a check is presented for payment. Upon 30 days' prior written notice to Shareholders, the check writing privilege may be modified or terminated. An investor may not close a Fund account by writing a check.

AUTO WITHDRAWAL PLAN

  The Auto Withdrawal Plan enables Shareholders of a Fund to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $100. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 438-6375 for more information. Purchases of additional Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities. For a Shareholder to change the Auto Withdrawal instructions the request must be made in writing to the Distributor.

DIRECTED DIVIDEND OPTION

  A Shareholder may elect to have all income dividends and capital gains distributions paid by check or reinvested in any of the Group's other funds, (provided the other Fund is maintained at the minimum required balance).

  The Directed Dividend Option may be modified or terminated by the Group at any time after notice to participating Shareholders. Participation in the Directed Dividend Option may be terminated or changed by the Shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in an AMCORE IRA.

PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within the settlement requirements defined in the Securities Exchange Act of 1934 after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Group will attempt to honor requests from Shareholders for (a) same day payments upon redemption of U.S. Government Fund Shares if the request for redemption is received by the Distributor before 12:00 noon Central Time on a Business Day or, if the request for redemption is received after 12:00 noon Central Time, to honor requests for payment on the next Business Day, or (b) next day payments upon redemption of the Variable NAV Funds if received by the Distributor before the last Valuation Time on a Business Day or if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Fund or the Shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times, a Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, a Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares, which delay may be for up to 10 days or more. A Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, a Fund may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, the Funds reserve the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares), the account of such Shareholder has a value of less than $500. Before the Funds exercise their right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $500.

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION--Matters Affecting Redemption" in the Statement of Additional Information for examples of when the Group may, under applicable law and regulation, suspend the right of redemption if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

                              DIVIDENDS AND TAXES

DIVIDENDS

  The Fixed Income Fund and Tax-Free Fund each intend to declare their net investment income monthly as a dividend to Shareholders at the close of business on the day of declaration. The U.S. Government Fund intends to declare its net investment income daily as a dividend to Shareholders at the close of business on the day of declaration. These Funds will generally pay such dividends monthly. Each Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. The Equity Fund, the Balanced Fund, the Aggressive Growth Fund and the Fixed Total Return Fund intend to declare their net investment income quarterly as a dividend to Shareholders at the close of business on the day of declaration, and generally will pay such dividends quarterly. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at 1900 East Dublin-Granville Road, Columbus, Ohio 43229, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven business days after a Shareholder's complete redemption of his or her Shares.

FEDERAL TAXES

  The following discussion is intended for general information only. Investors should consult with their tax adviser as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state or local law.

  Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its income and substantially all of its net tax-exempt interest income, the Fund generally will not pay any U.S. federal income or excise tax.

  Dividends that are distributed by a Fund that are derived from interest income exempt from federal income tax and are designated by the Fund as "exempt-interest dividends" will be exempt from regular federal income taxation. However, if tax exempt interest earned by the Fund constitutes an item of tax preference for purposes of the alternative minimum tax, then a portion of the exempt-interest dividends paid by the Fund may likewise constitute an item of tax preference. In addition, any exempt-interest dividends received by corporate shareholders may constitute an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax imposed under Code Sections 55 and 59A, respectively. Only the Tax-Free Fund is expected to be eligible to designate certain of its dividends as "exempt-interest dividends."

  Exempt-interest dividends of a Fund, although exempt from regular federal income tax, are includible in the tax base for determining the extent to which Social Security and railroad benefits will be subject to federal income tax. All shareholders are required to report the receipt of dividends and distributions, including exempt-interest dividends, on their federal income tax returns.

  Dividends paid out of a Fund's investment company taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. Shareholder as ordinary income. A portion of the Equity Fund, Balanced Fund and Aggressive Growth Fund's income may consist of dividends paid by U.S. corporations. Therefore, a portion of the dividends paid by these Funds may be eligible for the corporate dividends-received deduction. Because no portion of the other Funds' income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by those Funds is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of the length of time the Shareholder has held a Fund's Shares. Dividends are generally treated in the same manner whether received in cash or reinvested in additional Fund Shares.

  A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Each year the Funds will notify Shareholders of the tax status of dividends and distributions.

  Investments in securities that are issued at a discount will result each year in income to a Fund equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities. Such income generally will, however, have to be distributed to shareholders on a timely basis.

  A portion of the income earned by the Tax-Free Fund may be taxable rather than tax-exempt. Accordingly, a portion of the dividends paid by the Tax-Free Fund may be taxable to Shareholders.

  Any gain or loss realized by a Shareholder upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a taxable capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares. In some cases, Shareholders will not be permitted to take sales charges into account in determining the amount of gain or loss realized on the disposition of their shares. See "Additional Tax Information" in the Statement of Additional Information.

  Shareholders should be aware that redeeming shares of the Tax-Free Fund after tax-exempt interest income has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gain may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

  The Funds may be required to withhold U.S. federal income tax at the rate of 31% of all reportable dividends (which does not include exempt-interest dividends) and capital gain distributions (as well as redemptions for all Funds except the U.S. Government Fund), payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

  Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES

  The Group is organized as a Massachusetts business trust and, under current law, neither the Group nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each Fund qualifies as a regulated investment company under the Code.

  Distributions from all of the Funds may be subject to state and local taxes. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. In certain states, distributions of the Tax-Free Fund which are derived from interest on obligations of that state or its municipalities or any political subdivisions thereof may be exempt from state and local taxes. Shareholders should consult their tax advisers regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by a Fund which is attributable to interest from obligations of the U.S. Government and its agencies, authorities and instrumentalities, and the particular tax consequences to them of an investment in a Fund, including the application of state and local tax laws.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's funds. There are currently five Trustees, of whom two are "interested persons" of the Group within the meaning of that term under the 1940 Act. The Group will be managed by the Trustees in accordance with the laws of Massachusetts governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

  The Trustees receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of Winsbury or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. Winsbury receives fees from the Funds for acting as administrator. BISYS Fund Services Ohio, Inc. receives fees from the Funds for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER

  AMCORE Capital Management, Inc., 501 Seventh Street, Rockford, Illinois ("AMCORE"), is the investment adviser for the Funds. AMCORE is a wholly-owned subsidiary of AMCORE Bank, which is controlled by AMCORE Financial Inc., a bank holding company.

  AMCORE, previously a division of AMCORE Bank, has been providing investment management services through AMCORE Bank or AMCORE Trust Company, or one of their predecessors, for almost 100 years. AMCORE Bank also offers a wide range of other financial services to its clients. Further, AMCORE Trust Company ranks as one of the 200 largest trust companies in the United States. As of March 31, 1995, AMCORE Trust Company served as administrator and AMCORE served as investment adviser for approximately $2.4 billion in assets, consisting of $1.3 billion in individual assets, $836 million in pension and profit sharing assets and $232 million in corporate trust assets.

  The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Fund's portfolios:

FIXED INCOME, FIXED TOTAL RETURN AND
TAX-FREE FUNDS
Dean C. Countryman     AMCORE Capital
  Senior Vice          Management, Inc. (or
  President and        a predecessor) since
  Senior Fixed         1987. Began
  Income Manager       investment career in
                       1956; B.S.--Trinity
                       University; M.B.A.--
                       Northwestern Univer-
                       sity; Graduate School
                       of Banking,
                       Wisconsin. Has been
                       responsible for
                       investment operations
                       in the Fixed Income
                       Fund, Fixed Total
                       Return Fund and the
                       Tax-Free Fund since
                       their inception.
EQUITY FUND, BALANCED FUND AND
AGGRESSIVE GROWTH FUND
Darrell C. Thompson    AMCORE Capital
  Senior Vice          Management, Inc. (or
  President and        a predecessor) since
  Senior Equity        1973. Began
  Manager              investment career in
                       1957; B.S.--Southern
                       Illinois University.
                       Has been responsible
                       for investment
                       operations in the
                       Equity Fund, Bal-
                       anced Fund and the
                       Aggressive Growth
                       Fund since their
                       inception.

  Subject to the general supervision of the Group's Board of Trustees and in accordance with a Fund's investment objective and restrictions, AMCORE manages the investments of a Fund, makes decisions with respect to and places orders for all purchases and sales of a Fund's portfolio securities, and maintains a Fund's records relating to such purchases and sales.

  For the services provided and expenses assumed pursuant to its investment advisory agreement with the Group, AMCORE receives a fee computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of each of the Fixed Income Fund and the Tax-Free Fund's average daily net assets, at the annual rate of forty one-hundredths of one percent (.40%) of the U.S. Government Fund's average daily net assets, at the annual rate of seventy-five one-hundredths of one percent (.75%) of each of the Equity Fund, the Fixed Total Return Fund and the Balanced Fund's average daily net assets and at the annual rate of ninety-five one-hundredths of one percent (.95%) of the Aggressive Growth Fund's average daily net assets. Unlike advisory fees paid by most other investment companies, these fees do not change as a result of the amount of assets in a Fund. The investment advisory fees and administrative fees paid by the Fixed Income Fund, Tax-Free Fund, Equity Fund, Balanced Fund, Aggressive Growth Fund and Fixed Total Return Fund, absent fee waivers, are higher than those paid by most other investment companies. AMCORE may periodically waive all or a portion of its advisory fee to increase the net income of a Fund available for distribution as dividends. AMCORE may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

ADMINISTRATOR AND DISTRIBUTOR

  Winsbury is the administrator for the Funds and also acts as the Funds' principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). Winsbury is wholly-owned by The BISYS Group, Inc. 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Funds, the Administrator receives a fee computed daily and paid periodically, calculated at an annual rate of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee to increase the net income of a Fund available for distribution as dividends. The Administrator may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

  The Distributor acts as agent for the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities.

EXPENSES AND PORTFOLIO TRANSACTIONS

  AMCORE and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and general manager and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

  The policy of each of the Funds, regarding purchases and sales of securities for its portfolio, is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, AMCORE effects transactions with those brokers and dealers whom AMCORE believes provide the most favorable prices and are capable of providing efficient executions. If AMCORE believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or AMCORE. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Such information may be useful to AMCORE in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to AMCORE in carrying out its obligations to the Funds.

  Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commission charged by other broker-dealers in recognition of their research or execution services. In order to cause the Funds to pay such higher commissions, AMCORE must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker-dealers, viewed in terms of a particular transaction or AMCORE's overall responsibilities to the Funds. In reaching this determination, AMCORE will not attempt to place a specific dollar value on the brokerage and/or research services provided, or to determine what portion of the compensation should be related to those services.

DISTRIBUTION PLAN

  Pursuant to Rule 12b-1 under the 1940 Act, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan"), under which each Fund is authorized to pay or reimburse The Winsbury Company, as Distributor, a periodic amount calculated at an annual rate not to exceed twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund. Such amount may be used to pay banks (including AMCORE Bank) for administrative and shareholder services and to pay broker-dealers and other institutions for similar services, including distribution services (each such bank, broker-dealer and other institution is hereafter referred to as a "Participating Organization"), pursuant to an agreement between The Winsbury Company and the Participating Organization. Under the Plan, a Participating Organization may include The Winsbury Company, its subsidiaries and its affiliates.

  As authorized by the Plan, the Distributor has entered into a Rule 12b-1 Agreement with AMCORE Bank pursuant to which AMCORE Bank has agreed to provide certain administrative and shareholder support services in connection with Shares of a Fund purchased and held by AMCORE Bank for the accounts of its Customers and Shares of a Fund purchased and held by Customers of AMCORE Bank directly, including, but not limited to, processing automatic investments of AMCORE Bank's Customer account cash balances in Shares of a Fund and establishing and maintaining the systems, accounts and records necessary to accomplish this service, establishing and maintaining Customer accounts and records, processing purchase and redemption transactions for Customers, answering routine Customer questions concerning the Funds and providing such office space, equipment, telephone facilities and personnel as is necessary and appropriate to accomplish such matters. In consideration of such services, AMCORE Bank may receive a monthly fee, computed at the annual rate of twenty-five one-hundredths of one percent (.25%) of the average aggregate net asset value of the Shares of the Fund held during the period in Customer accounts for which AMCORE Bank has provided services under this Agreement. The Winsbury Company will be compensated by a Fund in an amount equal to any payments it makes to AMCORE Bank under the Rule 12b-1 Agreement. Currently, it is intended that no such amounts will be paid under the Plan or the Rule 12b-1 Agreement by any of the Funds.

ADMINISTRATIVE SERVICES PLAN

  The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, its correspondent and affiliated banks, and Winsbury, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

  The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions.

  As authorized by the Services Plan, the Group has entered into a Servicing Agreement with an affiliate of the Adviser pursuant to which the affiliate has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers, (ii) providing periodic statements to its customers showing their positions in the Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the affiliate; (v) providing sub-accounting with respect to the Shares beneficially owned by the affiliate's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Group, on behalf of each Fund, has agreed to pay the affiliate a monthly fee, computed at an annual rate of twenty-five one-hundredths of one percent (.25%) of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the affiliate has provided services under the Servicing Agreement.

CUSTODIAN

  The First National Bank of Chicago, One First National Plaza, Chicago, Illinois 60670 (the "Custodian") serves as custodian for the Funds. Pursuant to the Custodian Agreement with the Group, the Custodian receives compensation from each Fund for such services in an amount equal to a designated annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

  BISYS Fund Services Ohio, Inc. ("BISYS Fund Services" or the "Transfer Agent"), an affiliate of Winsbury, 1900 East Dublin-Granville Road, Columbus, Ohio 43229, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement for the Funds and receives a fee for such services. BISYS Fund Services also provides certain accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee for such services. See "MANAGEMENT OF THE COMPANY--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

  While BISYS Fund Services is a distinct legal entity from The Winsbury Company (the Funds' Administrator and Distributor), BISYS Fund Services is considered to be an affiliated person of The Winsbury Company under the 1940 Act due to, among other things, the fact that BISYS Fund Services is owned by substantially the same persons that directly or indirectly own Winsbury.

BANKING LAWS

  AMCORE and AMCORE Bank believe that they possess the legal authority to perform the advisory services and the administrative and shareholder support services for the Funds contemplated by the investment advisory agreement and the Rule 12b-1 Agreement, as described in this Prospectus, without violation of applicable banking laws and regulations. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which AMCORE or AMCORE Bank could continue to perform such services for the Funds. It is not anticipated, however, that any change in the Funds' method of operations would affect its net asset value per share or result in financial losses to any Shareholder. See "MANAGEMENT OF THE GROUP--Banking Laws" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

  The Group was organized as a Massachusetts business trust on January 8, 1992. The Group consists of several funds organized as separate series of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, shareholders of each fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent auditors. However, shareholders of a particular fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that fund's investment advisory agreement and the Plan.

  Overall responsibility for the management of the Funds is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP--Trustees of the Group." Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  An annual or special meeting of shareholders is not generally required by the Declaration of Trust, the 1940 Act or other applicable authority. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

  The Group has undertaken that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. The Group will, to the extent required under the 1940 Act, assist Shareholders in calling such a meeting. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

  As of May 31, 1995, the Funds believe that AMCORE Trust Company indirectly possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of each of the Funds, except the U.S. Government Fund, and therefore may be considered to be a controlling person of those Funds for purposes of the Investment Company Act of 1940.

PERFORMANCE INFORMATION

  From time to time the Funds may advertise their average annual total return, aggregate total return, yield and effective yield in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield for each of the Variable NAV Funds will be computed by dividing the Fund's net investment income per share earned during a recent one-month period by the Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

  The yield of the U.S. Government Fund refers to the income generated by an investment therein over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the U.S. Government Fund is assumed to be reinvested weekly. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  Distribution rates will be computed by dividing the distribution per share made by the Fund over a twelve-month period by the maximum offering price per share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, whereas yield does not include such items.

  The Tax-Free Fund may also present its tax equivalent yield and tax equivalent effective yield which reflect the amount of income subject to federal income taxation that a taxpayer would have to earn in order to obtain the same after-tax income as that derived from the yield and effective yield, respectively, of the Tax-Free Fund. The tax equivalent yield and tax equivalent effective yield will be significantly higher than the yield and effective yield of the Tax-Free Fund.

  Investors may also judge the performance of the Fund by comparing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services which may be published by such services or by other services or publications. In addition to performance information, general information about the Fund that appears in such publications may be included in advertisements, sales literature and in reports to Shareholders.

  Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by AMCORE Bank or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted.

  Additional information regarding the investment performance of the Funds is contained in the annual report of the Funds which may be obtained without charge by writing or calling the Funds.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent auditors.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the Fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of a Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of a Fund.

  Inquiries regarding the Funds may be directed in writing to the Funds at 1900 East Dublin-Granville Road, Columbus, Ohio 43229, or by calling toll free (800) 438-6375.

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INVESTMENT ADVISER
AMCORE Capital Management, Inc.
501 Seventh Street
Rockford, Illinois 61104
ADMINISTRATOR AND DISTRIBUTOR
The Winsbury Company
1900 East Dublin-Granville Road
Columbus, Ohio 43229
LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005
INDEPENDENT AUDITORS
Ernst & Young LLP
10 West Broad Street
Suite 2300
Columbus, Ohio 43215

TABLE OF CONTENTS                      Page
                                       -----
Prospectus Summary....................     2
Fee Table.............................     5
Financial Highlights..................     7
Investment Objectives, Policies and
  Risk Factors........................    11
Investment Restrictions...............    20
Valuation of Shares...................    21
How to Purchase and Redeem Shares.....    22
Dividends and Taxes...................    28
Management of the Group...............    30
General Information...................    35

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                                   [ LOGO ]

                                    AMCORE
                           CAPITAL MANAGEMENT, INC.


                               Investment Adviser

                            THE WINSBURY COMPANY(R)
                         PROSPECTUS DATED JUNE 1, 1995

                AMCORE Vintage U.S. Government Obligations Fund

                        AMCORE Vintage Fixed Income Fund

                   AMCORE Vintage Intermediate Tax-Free Fund

                           AMCORE Vintage Equity Fund

                          AMCORE Vintage Balanced Fund

                     AMCORE Vintage Aggressive Growth Fund

                     AMCORE Vintage Fixed Total Return Fund


                        Each an Investment Portfolio of

                               The Coventry Group


                      Statement of Additional Information


                                 June 1, 1995,
                       as supplemented November 17, 1995
                       ---------------------------------


          This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus for the AMCORE Vintage U.S. Government Obligations Fund (the "U.S. Government Fund"), the AMCORE Vintage Fixed Income Fund (the "Fixed Income Fund"), the AMCORE Vintage Intermediate Tax-Free Fund (the "Tax-Free Fund"), the AMCORE Vintage Equity Fund (the "Equity Fund"), the AMCORE Vintage Balanced Fund (the "Balanced Fund"), the AMCORE Vintage Aggressive Growth Fund (the "Aggressive Growth Fund") and the AMCORE Vintage Fixed Total Return Fund (the "Fixed Total Return Fund") each dated the same date as the date hereof (the "Prospectus"), hereinafter referred to collectively as the "Funds" and singly, a "Fund". The Funds are seven separate investment portfolios of The Coventry Group (the "Group"), an open-end management investment company. This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 438-6375.

                              TABLE OF CONTENTS
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                                                              Page
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THE COVENTRY GROUP  . . . . . . . . . . . . . . . . . . . . . B-1

INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . B-1
Additional Information on Portfolio Instruments  . . . . .    B-1
Investment Restrictions  . . . . . . . . . . . . . . . . .   B-15
Portfolio Turnover . . . . . . . . . . . . . . . . . . . .   B-16

NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . .B-17
Valuation of the U.S. Government Fund  . . . . . . . . . .   B-17
Valuation of the Variable NAV Funds  . . . . . . . . . . .   B-18

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . .B-19
Matters Affecting Redemption . . . . . . . . . . . . . . .   B-19

MANAGEMENT OF THE GROUP . . . . . . . . . . . . . . . . . . .B-20
Trustees and Officers  . . . . . . . . . . . . . . . . . .   B-20
Investment Adviser . . . . . . . . . . . . . . . . . . . .   B-24
Portfolio Transactions . . . . . . . . . . . . . . . . . .   B-26
Banking Laws . . . . . . . . . . . . . . . . . . . . . . .   B-27
Administrator  . . . . . . . . . . . . . . . . . . . . . .   B-28
Expenses . . . . . . . . . . . . . . . . . . . . . . . . .   B-30
Distributor  . . . . . . . . . . . . . . . . . . . . . . .   B-31
Administrative Services Plan . . . . . . . . . . . . . . .   B-33
Custodian  . . . . . . . . . . . . . . . . . . . . . . . .   B-34
Transfer Agency and Fund Accounting Services . . . . . . .   B-35
Independent Auditors . . . . . . . . . . . . . . . . . . .   B-36
Legal Counsel  . . . . . . . . . . . . . . . . . . . . . .   B-36

ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . .B-36
Description of Shares  . . . . . . . . . . . . . . . . . .   B-36
Vote of a Majority of the Outstanding Shares . . . . . . .   B-38
Additional Tax Information . . . . . . . . . . . . . . . .   B-38
Additional Tax Information Concerning the Tax-Free Fund  .   B-44
Yields and Total Returns of the U.S. Government Fund . . .   B-46
Yields and Total Returns of the Variable NAV Funds . . . .   B-47
Performance Comparisons  . . . . . . . . . . . . . . . . .   B-51

Principal Shareholders . . . . . . . . . . . . . . . . . .   B-51

Miscellaneous  . . . . . . . . . . . . . . . . . . . . . .   B-52

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . .B-53

APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . A-1

                         STATEMENT OF ADDITIONAL INFORMATION


                                  THE COVENTRY GROUP

               The Coventry Group (the "Group") is an open-end management investment company which issues its Shares in separate series. Each series of Shares relates to a separate portfolio of assets. The portfolios advised by AMCORE Capital Management, Inc. ("AMCORE") are each referred to generally as a "Fund". This Statement of Additional Information deals with the seven Funds, the AMCORE Vintage U.S. Government Obligations Fund, the AMCORE Vintage Fixed Income Fund, the AMCORE Vintage Intermediate Tax-Free Fund, the AMCORE Vintage Equity Fund, the AMCORE Vintage Balanced Fund, the AMCORE Vintage Aggressive Growth Fund and the AMCORE Vintage Fixed Total Return. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in such Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus. References to the "Variable NAV Funds" shall mean all of the Funds except the U.S. Government Fund.

                          INVESTMENT OBJECTIVE AND POLICIES

          Additional Information on Portfolio Instruments
          -----------------------------------------------

               The following policies supplement the investment objective and policies of the Funds as set forth in their respective Prospectuses.

               BANK OBLIGATIONS. The Fixed Income Fund, Tax-Free Fund and the Balanced Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

               Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

               Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

               COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

               The Fixed Income Fund and the Tax-Free Fund may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by a nationally recognized statistical rating organization (an "NRSRO"). The Balanced Fund may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by an NRSRO. The Fixed Total Return Fund may purchase commercial paper consisting of issues rated at the time of purchase within the four highest rating categories by an NRSRO. These Funds may also invest in commercial paper that is not rated but is determined by AMCORE under guidelines established by the Group's Board of Trustees, to be of comparable quality.

               VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Fixed Income Fund, the Fixed Total Return Fund, the Balanced Fund and the Tax-Free Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. AMCORE will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continu-ously monitor their financial status and ability to meet payment on demand. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remain-ing until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

               VARIABLE AND FLOATING RATE NOTES. The Tax-Free Fund, the Fixed Total Return Fund, the Balanced Fund and the Fixed Income Fund may acquire variable and floating rate notes, subject to such Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by AMCORE under guidelines approved by the Group's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, AMCORE will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

               U.S. GOVERNMENT OBLIGATIONS. The U.S. Government Fund will invest exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities subject to its investment objective and policies (collectively, "U.S. Government Obligations"). The Variable NAV Funds may also invest in U.S. Government Obligations. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when AMCORE believes that the credit risk with respect thereto is minimal.

               STRIPPED TREASURY SECURITIES. The Variable NAV Funds may invest in certain U.S. Government Obligations referred to as "Stripped Treasury Securities." Stripped Treasury Securities are

          U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually), interest coupons that have been stripped from such U.S. Treasury securities, and receipts and certificates for such stripped debt obligations and stripped coupons.
          Stripped bonds and stripped coupons are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security.

               Stripped Treasury Securities will include coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

               The U.S. Government does not issue Stripped Treasury Securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

               CUBES, like STRIPS, are direct obligations of the U.S. Government. CUBES are coupons that have previously been physically stripped from U.S. Treasury notes and bonds, but which were deposited with the Federal Reserve Bank's book-entry system and are now carried and transferable in book-entry form only. Only stripped U.S. Treasury coupons maturing on or after January 15, 1988, that were stripped prior to January 5, 1987, were eligible for conversion to book-entry form under the CUBES program.

               By agreement, the underlying debt obligations will be held separate from the general assets of the custodian and nominal holder of such securities, and will not be subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian, and the custodian will be responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

               FOREIGN INVESTMENTS. The Equity Fund, the Fixed Income Fund, the Fixed Total Return Fund, the Balanced Fund and the Aggressive Growth Fund may, subject to their respective investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include American Depository Receipts ("ADRs") for the Equity Fund, the Balanced Fund and the Aggressive Growth Fund and Yankee Obligations (as described in the Prospectus) for the Fixed Income Fund, the Fixed Total Return Fund, the Balanced Fund and the Aggressive Growth Fund. Investment in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs may subject such Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

               Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

               CALL OPTIONS. The Equity Fund, the Balanced Fund and the Aggressive Growth Fund may write (sell) "covered" call options and purchase options to close out options previously written by them. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in AMCORE's opinion, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

               A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. A Fund will write only covered call options. (In order to comply with the requirements of the securities laws in several states, a Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering all call options exceeds 15% of the market value of its net assets.)

               Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not
          do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of a Fund's Custodian. The Funds do not consider a security covered by a call to be "pledged" as that term is used in each Fund's policy which limits the pledging or mortgaging of its assets.

               The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, AMCORE, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities.
          This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of a Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

               Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

               Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

               A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

               PUT OPTIONS. The Tax-Free Fund may acquire "puts" with respect to Municipal Securities held in its portfolio and the Fixed Income Fund, the Fixed Total Return Fund and the Balanced Fund may acquire "puts" with respect to debt securities held in their portfolio. A put is a right to sell or redeem a specified security (or securities) at a certain time or within a certain period of time at a specified exercise price. The put may be an independent feature or may be combined with a reset feature that is designed to reduce downward price volatility as interest rates rise by enabling the holder to liquidate the investment prior to maturity.

               The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

               Puts may be acquired by a Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate that reinvestment of assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets.

               The Tax-Free Fund, the Fixed Income Fund, the Fixed Total Return Fund and the Balanced Fund will, if necessary or advisable, pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

               WHEN-ISSUED SECURITIES. As discussed in the Prospectuses of the Funds, each of the Funds may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subse-quently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of AMCORE to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

               When a Fund engages in when issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in when issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds' investment objectives and policies, not for investment leverage.

               MORTGAGE-RELATED SECURITIES. The Fixed Income Fund, the Fixed Total Return Fund and the Balanced Fund may, consistent with their respective investment objectives and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

               There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Develop-ment. GNMA certificates also are supported by the authority of GNMA to borrow Funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the

          United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

               The Fixed Income Fund, the Fixed Total Return Fund and the Balanced Fund may also invest in mortgage-related securities which are collateralized mortgage obligations ("CMOs") structured on pools of mortgage pass-through certificates or mortgage loans. The CMOs in which these Funds may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Mortgage-related securities will be purchased only if rated within the three highest bond rating categories assigned by an NRSRO or, if unrated, which AMCORE deems to present attractive opportunities and are of comparable quality.

               OTHER ASSET-BACKED SECURITIES. The Fixed Income Fund and the Fixed Total Return Fund may also invest in interests in pools of receivables, such as motor vehicle installment purchase obligations (known as Certificates of Automobile Receivables or CARSSM) and credit card receivables (known as Certificates of Amortizing Revolving Debts or CARDSSM). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

               Such securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage backed securities will be purchased by the Fixed Income Fund only when rated within the three highest rating categories by an NRSRO at the time of purchase. In addition, such securities generally will have remaining estimated lives at the time of purchase of 7 years or less.

               SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund, except the U.S. Government Fund, may invest in securities issued by the other investment companies, including Shares of the U.S. Government Fund. Each of these Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. In order to avoid the imposition of additional fees as a result of investing in Shares of the U.S. Government Fund, AMCORE and the Administrator will waive any portion of their usual service fees that are attributable to investments therein by another Fund. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne directly by Shareholders.

               REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which AMCORE deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Group believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

               REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectuses, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

               MUNICIPAL SECURITIES. Under normal market conditions, at least 80% of the net assets of the Tax-Free Fund will be invested in Municipal Securities, the interest on which is exempt from the regular federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax imposed on non-corporate taxpayers.

               Municipal Securities include debt obligations issued by governmental entities to obtain Funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal individual income taxes and is not treated as a preference item for purposes of the federal alternative minimum tax.

               Other types of Municipal Securities which the Tax-Free Fund may purchase are short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Project Notes, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The Tax-Free Fund will not purchase municipal lease obligations.

               Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

               As described in the Prospectus, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. The Tax-Free Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and securities with the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Tax-Free Fund. AMCORE will consider such an event in determining whether the Fund should continue to hold the obligation.

               An issuer's obligations for Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

          Investment Restrictions
          -----------------------

               The following are fundamental investment restrictions and are in addition to the investment restrictions set forth in the Prospectus. Under these restrictions a Fund may not:

               1. Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

               2. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Funds;

               3. Purchase or sell real estate (although investments by the Equity Fund and the Fixed Income Fund in marketable securities of companies engaged in such activities are not prohibited by this restriction);

               The following additional investment restrictions are not fundamental and may be changed with respect to a particular Fund without the vote of a majority of the outstanding Shares of that Fund. A Fund may not:

               1. Enter into repurchase agreements with maturities in excess of seven days if such investments, together with other instruments in that Fund that are not readily marketable or are otherwise illiquid, exceed 15% of that Fund's total assets.

               2. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

               3.   Engage in any short sales;

               4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs (although investments by the Equity Fund and the Fixed Income Fund in marketable securities of companies engaged in such activities are not prohibited in this restriction);

               5. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) a Fund may invest in other investment companies, including other Funds for which AMCORE acts as adviser, as specified in the Prospectus subject to such restrictions as may be imposed by the 1940 Act or any state laws.

               6. Invest more than 5% of total assets in puts, calls, straddles, spreads or any combination thereof.

               7. With respect to the Equity Fund, the Balanced Fund, the Aggressive Growth Fund, the Fixed Total Return Fund, and the Fixed Income Fund, invest more than 5% of total assets in securities of issuers which together with any predecessors have a record of less than three years continuous operation.

               If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

          Portfolio Turnover
          ------------------

               The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

               For the fiscal year ended March 31, 1995 the annual turnover rate of the Equity Fund was 20.54%, the annual turnover rate of the Fixed Income Fund was 32.38%, and the annual turnover rate of the Tax-Free Fund was 5.77%. It is presently estimated that the annual turnover rate of the Balanced Fund will generally not exceed 80%, that the annual turnover rate of the Aggressive Growth Fund will generally not exceed 75%, and that the annual turnover rate of the Fixed Total Return Fund will generally not exceed 100%. However, portfolio turnover for any of the Funds may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to a Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

               Because the U.S. Government Fund intends to invest entirely in securities with maturities of less than one year and because the Commission requires such securities to be excluded from the calculation of the portfolio turnover rate, the portfolio turnover with respect to the U.S. Government Fund is expected to be zero percent for regulatory purposes.

                                   NET ASSET VALUE

               As indicated in the Prospectuses, the net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Times applicable to such Fund on each Business Day of the Company. A "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading, the Federal Reserve Bank of Chicago is open, and any other day except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or Federal Reserve Bank of Chicago are closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

          Valuation of the U.S. Government Fund
          -------------------------------------

               The U.S. Government Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the U.S. Government Fund would receive if it sold the instrument. The value of securities in the U.S. Government Fund can be expected to vary inversely with changes in prevailing interest rates.

               Pursuant to Rule 2a-7, the U.S. Government Fund will maintain a dollar-weighted average portfolio maturity appropriate to the Fund's objective of maintaining a stable net asset value per share, provided that the Fund will not purchase securities with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Group's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00.
          These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of the Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the U.S. Government Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

          Valuation of the Variable NAV Funds
          -----------------------------------

               Portfolio securities for which market quotations are readily available are valued based upon their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are readily available will be valued at the current quoted bid prices. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in AMCORE's best judgement under the supervision of the Group's Board of Trustees.

               Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Variable NAV Funds are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

               The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing service and the valuations so established will be reviewed by the Group under the general supervision of the Group's Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

                    ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Matters Affecting Redemption
          ----------------------------


               Shares in each of the Group's Funds are sold on a continuous basis by BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") and BISYS Fund Services has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from the Distributor, Shares may be purchased through procedures established by BISYS Fund Services in connection with the requirements of accounts at AMCORE Bank, N.A., ("AMCORE Bank") or AMCORE Bank's affiliated entities (collectively, "Banks"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Banks.

               The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension for the protection of security holders of the Group, or (d) the Commission has determined that an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.

               The Group may redeem Shares of each of the Funds involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "NET ASSET VALUE" in this Statement of Additional Information.

                               MANAGEMENT OF THE GROUP

          Trustees and Officers
          ---------------------

               Overall responsibility for management of the Group rests with its Board of Trustees, which is elected by the Shareholders of the Group. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

               The names of the Trustees and officers of the Group, their addresses, ages and principal occupations during the past five years are as follows:

                             Position(s)
                             Held With                  Principal Occupation
Name, Address and Age        the Group                  During Past 5 Years
---------------------        -----------                -------------------

Roy E. Rogers*               Chairman, President        From September 1986 to
3435 Stelzer Road            and Trustee                present, employee of
Columbus, Ohio 43219                                    BISYS Fund Services
Age:  33

Walter B. Grimm*             Vice President and         From June 1992 to
3435 Stelzer Road            Trustee                    present, employee of
Columbus, Ohio  43219                                   BISYS Fund Services,
Age:  49                                                from 1987 to June 1992,
                                                        President of Leigh
                                                        Investments (investment
                                                        firm); from May 1989 to
                                                        November 1990,
                                                        President of Security
                                                        Bank.

Maurice G. Stark             Trustee                    Retired. Until
505 King Avenue                                         December 31, 1994,
Columbus, Ohio 43201                                    Vice President-Finance
Age:  59                                                and Treasurer, Battelle
                                                        Memorial Institute
                                                        (scientific research and
                                                        development service
                                                        corporation).

Michael M. Van Buskirk       Trustee                    From June 1991 to
37 West Broad Street                                    present, Executive
Suite 1001                                              Vice President of The
Columbus, Ohio  43215-4162                              Ohio Bankers'
Age:  48                                                Association (trade
                                                        association); from
                                                        September 1987 to June
                                                        1991, Vice President -
                                                        Communications, TRW
                                                        Information Systems
                                                        Group (electronic and
                                                        space engineering).

                                 Position(s)
                                 Held With             Principal Occupation
Name, Address and Age            the Group             During Past 5 Years
---------------------            -----------           -------------------

Chalmers P. Wylie                Trustee               From April 1993 to
754 Stonewood Court                                    present, Of Counsel,
Columbus, Ohio  43235                                  Kegler Brown Hill &
Age:  74                                               Ritter; from January
                                                       1993 to present,
                                                       Adjunct Professor,
                                                       Ohio State University;
                                                       from January 1967 to
                                                       January 1993, member
                                                       of the United States
                                                       House of Representatives
                                                       for the 15th District of
                                                       Ohio.

J. David Huber*                  Vice President        From June, 1987 to
3435 Stelzer Road                                      present, employee of
Columbus, Ohio 43219                                   BISYS Fund Services.
Age:  49

William J. Tomko                 Treasurer             From April 1987 to
3435 Stelzer Road                                      present, employee of
Columbus, Ohio 43219                                   BISYS Fund Services.
Age:  36

Nancy E. Converse                Secretary             From July 1990 to
3435 Stelzer Road                                      present, employee of
Columbus, Ohio 43219                                   BISYS Fund Services.
Age:  46

R. Jeffrey Young                 Assistant             From October 1993 to
3435 Stelzer Road                Secretary             present, employee of
Columbus, Ohio 43219                                   BISYS Fund Services;
Age:  30                                               from April 1989 to
                                                       October 1993, employee
                                                       of The Heebink Group.


                                Position(s)
                                Held With            Principal Occupation
Name, Address and Age           the Group            During Past 5 Years
---------------------           -----------          -------------------

Mark S. Redman                  Assistant            From February 1989 to
3435 Stelzer Road               Secretary            present, employee of
Columbus, Ohio 43219                                 BISYS Fund Services.
Age:  40

Stephen G. Mintos               Assistant            From January 1987 to
3435 Stelzer Road               Secretary            present, employee of
Columbus, Ohio 43219                                 BISYS Fund Services.
Age:  41

Richard B. Ille                 Assistant            From July 1990 to
3435 Stelzer Road               Secretary            present, employee of
Columbus, Ohio  43219                                BISYS Fund Services.
Age:  30

--------------------------

        *Messrs. Rogers and Grimm are each considered to be an "interested person" of the Group as defined in the 1940 Act.

        As of the date of this Statement of Additional Information, the Group's officers and Trustees, as a group, own less than 1% of the Funds' outstanding Shares.


        The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Funds for acting as Administrator. BISYS Fund Services Ohio, Inc. receives fees from the Funds for acting as transfer agent and for providing certain fund accounting services. Messrs. Huber, Mintos, Grimm, Redman, Rogers, Ille, Tomko and Young and Ms. Converse are employees of BISYS Fund Services.

        Trustees of the Group not affiliated with BISYS Fund Services receive from the Group an annual retainer of $1,250 and a fee of $250 for each Board of Trustees meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with BISYS Fund Services do not receive compensation from the Group.

        For the fiscal year ended March 31, 1995, the Trustees received the following compensation from the Group and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Group's investment adviser:


                                                Pension or
                                                Retirement                              Total Compensation
                    Aggregate                 Benefits Accrued        Est. Annual        From Registrant
Name of            Compensation               As Part of Fund        Benefits Upon       and Fund Complex
Trustee            from the Group                Expenses              Retirement         Paid to Trustees
-------            --------------             ----------------       -------------       -----------------
Roy E. Rogers             $0                       $0                     $0                   $0
Walter B. Grimm           $0                       $0                     $0                   $0
Maurice G. Stark          $3,750                   $0                     $0                   $3,750
Michael Van Buskirk       $3,750                   $0                     $0                   $3,750
Chalmers P. Wylie         $3,750                   $0                     $0                   $3,750



Investment Adviser
------------------

        Investment advisory services are provided by AMCORE Capital Management, Inc., Rockford, Illinois, pursuant to an Investment Advisory Agreement dated as of December 1, 1992 (the "Investment Advisory Agreement").

        Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided pursuant to the Investment Advisory Agreement, each of the Funds pays AMCORE a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund, of sixty one-hundredths of one percent (.60%) for both the Fixed Income Fund and the Tax-Free Fund, of forty one- hundredths of one percent (.40%) for the U.S. Government Fund, of seventy-five one-hundredths of one percent (.75%) for the Equity Fund and the Balanced Fund and ninety-five one-hundredths of one percent (.95%) for the Aggressive Growth Fund. AMCORE may periodically waive all or a portion of its advisory fee with respect to any Fund to increase the net income of the Fund available for distribution as dividends.

        The total investment advisory fees paid to AMCORE for the last three fiscal years is as follows:

         U.S. Government Fund - for the fiscal year ended March 31, 1993 (covering the period from the commencement of operations on December 21, 1992 through March 31, 1993), AMCORE earned investment advisory fees of $21,111 and AMCORE waived or assumed advisory fees in the amount of $65,897; for the fiscal year ended

          March 31, 1994 AMCORE earned investment advisory fees of $205,668 and AMCORE waived or assumed advisory fees in the amount of $205,668; and for the fiscal year ended March 31, 1995 AMCORE earned investment advisory fees of $457,061 and AMCORE waived or assumed advisory fees in the amount of $228,530.

               Fixed Income Fund - for the fiscal year ended March 31, 1993 (covering the period from commencement of operations on December 21, 1992 through March 31, 1993), AMCORE earned investment advisory fees of $0 and AMCORE waived or assumed advisory fees in the amount of $70,175; for the fiscal year ended March 31, 1994 AMCORE earned investment advisory fees of $168,316 and AMCORE waived or assumed advisory fees in the amount of $290,223; and for the fiscal year ended March 31, 1995 AMCORE earned investment advisory fees of $519,120 and AMCORE waived or assumed advisory fees in the amount of $0.

               Tax-Free Fund - for the fiscal year ended March 31, 1993 (covering the period from commencement of operations on February 16, 1993 through March 31, 1993), AMCORE earned investment advisory fees of $0 and AMCORE waived or assumed advisory fees in the amount of $8,400; for the fiscal year ended March 31, 1994 AMCORE earned investment advisory fees of $30,914 and AMCORE waived or assumed advisory fees in the amount of $121,009; and for the fiscal year ended March 31, 1995 AMCORE earned investment advisory fees of $187,852 and AMCORE waived or assumed advisory fees in the amount of $93,908.

               Equity Fund - for the fiscal year ended March 31, 1993 (covering the period from commencement of operations on December 21, 1992 through March 31, 1993), AMCORE earned investment advisory fees of $0 and AMCORE waived or assumed advisory fees in the amount of $113,642; for the fiscal year ended March 31, 1994 AMCORE earned investment advisory fees of $289,264 and AMCORE waived or assumed advisory fees in the amount of $495,945; and for the fiscal year ended March 31, 1995 AMCORE earned investment advisory fees of $1,023,816 and AMCORE waived or assumed advisory fees in the amount of $501.

               Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each Fund until January 31, 1996 and from year to year thereafter, if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Funds' Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a

          Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by AMCORE. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

               The Investment Advisory Agreement provides that AMCORE shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensa-tion for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of AMCORE in the performance of its duties, or from reckless disregard by AMCORE of its duties and obligations thereunder.

          Portfolio Transactions
          ----------------------

               Pursuant to the Investment Advisory Agreement, AMCORE determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions.
          Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities.
          Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transac-tions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, AMCORE, where possible, will deal directly with dealers who make a market in the securi-ties involved except in those circumstances where better price and execution are available elsewhere.

               The Group, on behalf of the Funds, will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with AMCORE, AMCORE Bank, the Distributor, or their affiliates, and will not give preference to AMCORE's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

               Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by AMCORE. Any such other Fund, investment company or account may also invest in the same securities as the Group on behalf of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of more than one Fund or a Fund and another investment company or account, the transaction will be averaged as to price, and avail-able investments will be allocated as to amount in a manner which AMCORE believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, AMCORE may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making invest-ment recommendations for the Funds, AMCORE will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of AMCORE its parent or its subsidiaries or affiliates and, in dealing with its customers, AMCORE, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

               For the fiscal years ended March 31, 1993, 1994 and 1995, only the Equity Fund paid any brokerage commissions, which commissions amounted to $44,302, $126,766 and $132,486, respectively. None of such commissions were paid to any affiliate of the Funds, AMCORE or AMCORE Bank.

          Banking Laws
          ------------

               AMCORE and AMCORE Bank believe that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectus, this Statement of Additional Information, the Investment Advisory Agreement, and Rule 12b-1 Agreement described below without violation of applicable statutes and regulations. AMCORE and AMCORE Bank have been advised by its counsel that, while the question is not free from doubt, such laws should not prevent AMCORE and AMCORE Bank from providing the services required of it under the Investment Advisory Agreement and Rule 12b-1 Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict AMCORE or AMCORE Bank from continuing to perform such services for the

          Funds. Depending upon the nature of any changes in the services which could be provided by AMCORE or AMCORE Bank the Board of Trustees of the Group would review the Funds' relationship with AMCORE or AMCORE Bank and consider taking all action necessary in the circumstances.

               Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of AMCORE and AMCORE Bank and/or its affiliated and correspondent banks in connection with Customer purchases of Shares of the Funds, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per share or result in financial losses to any Customer.

          Administrator
          -------------

               BISYS Fund Services serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated November 10, 1992 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those per-formed by the Adviser under the Investment Advisory Agreement, the Custodian under the Custodian Agreement and by BISYS Fund Services Ohio under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

               Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' Custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Funds with the Fund's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement; compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assists in all aspects of the Funds' operations other than those performed by AMCORE under the Investment Advisory Agreement, by the Custodian under the

          Custodian Agreement and by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

               The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to the lesser of (1) a fee calculated daily and paid periodically, at the annual rate equal to twenty one-hundredths of one percent (.20%) of that Fund's average daily net assets or (2) such other fee as may be agreed upon in writing by the Group and the Administrator. The Administrator may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.

               The total administrative fees paid to the Administrator for the last three fiscal years is as follows:

               U.S. Government Fund - for the fiscal year ended March 31, 1993 (covering the period from the commencement of operations on December 21, 1992 through March 31, 1993), the Administrator earned administrative fees of $42,900 and the Administrator waived or assumed administrative fees in the amount of $604; for the fiscal year ended March 31, 1994 the Administrator earned administrative fees of $189,109 and the Administrator waived or assumed administrative fees in the amount of $16,559; and for the fiscal year ended March 31, 1995 the Administrator earned administrative fees of $228,531 and the Administrator waived or assumed administrative fees in the amount of $34,280.

               Fixed Income Fund - for the fiscal year ended March 31, 1993 (covering the period from the commencement of operations on December 21, 1992 through March 31, 1993), the Administrator earned administrative fees of $0 and the Administrator waived or assumed administrative fees in the amount of $23,392; for the fiscal year ended March 31, 1994 the Administrator earned administrative fees of $79,075 and the Administrator waived or assumed administrative fees in the amount of $73,771; and for the fiscal year ended March 31, 1995 the Administrator earned administrative fees of $172,996 and the Administrator waived or assumed administrative fees in the amount of $23,832.

               Tax-Free Fund - for the fiscal year ended March 31, 1993 (covering the period from the commencement of operations on February 16, 1993 through March 31, 1993), the Administrator earned administrative fees of $0 and the Administrator waived or assumed administrative fees in the amount of $2,800; for the fiscal year ended March 31, 1994 the Administrator earned administrative fees of $28,025 and the Administrator waived or assumed administrative fees in the amount of $22,616; and for the fiscal year ended March 31, 1995 the Administrator earned administrative fees of $62,617 and the Administrator waived or assumed administrative fees in the amount of $8,606.

               Equity Fund - for the fiscal year ended March 31, 1993 (covering the period from the commencement of operations on December 21, 1992 through March 31, 1993), the Administrator earned administrative fees of $0 and the Administrator waived or assumed administrative fees in the amount of $30,305; for the fiscal year ended March 31, 1994 the Administrator earned administrative fees of $107,409 and the Administrator waived or assumed administrative fees in the amount of $101,980; and for the fiscal year ended March 31, 1995 the Administrator earned administrative fees of $273,018 and the Administrator waived or assumed administrative fees in the amount of $37,341.

               Unless sooner terminated as provided therein, the Administration Agreement will continue in effect until January 31, 1998. The Administration Agreement thereafter shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

               The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any of the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

          Expenses
          --------

               If total expenses borne by any of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, AMCORE and the Administrator will reimburse that Fund by the amount of such excess in proportion to their respective fees. As of the date of this Statement of Additional Information, the only expense limitation applicable to each of the Funds limits its aggregate annual expenses, including management and advisory fees but excluding interest, taxes, distribution fees, brokerage commissions, and certain other expenses, to 2 1/2% of the first $30 million of that Fund's average net assets, 2% of the next $70 million of that Fund's average net assets, and 1/2% of that Fund's remaining average net assets. Any expense exceeding applicable limitations will be estimated daily and reconciled and waived or returned on a monthly basis. Fees imposed upon customer accounts by AMCORE or its affiliated or correspondent banks for cash management services are not included within Fund expenses for purposes of any such expense limitation.

          Distributor
          -----------

               BISYS Fund Services serves as distributor to the Funds pursuant to the Distribution Agreement dated April 3, 1992, (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect until January 31, 1996, and from year to year thereafter if such continuance is approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

               In its capacity as Distributor, BISYS Fund Services solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives no compensation under the Distribution Agreement with the Group, but may receive compensation under the Distribution and Shareholder Service Plan described below.

               The Distributor received $4,459 in commissions on the Equity Fund for the period from December 15, 1992 (commencement of operations) to March 31, 1993, of which it retained $423 after dealer allowances. The Distributor received no commissions on sales of the Fixed Income or Tax-Free Fund for the period from commencement of operations to March 31, 1993. The Distributor received $23,750 in commissions on the Equity Fund for the fiscal year ended March 31, 1994, of which it retained $4,541 after dealer reallowances. The Distributor received no commissions on sales of the Fixed Income or Tax-Free Fund for the fiscal year ended March 31, 1994. The Distributor received $30,080 in commissions on the Equity Fund for the fiscal year ended
          March 31, 1995, of which it retained $5,751 after dealer reallowances. The distributor received no commissions on sales of the Fixed Income or Tax-Free Fund for the fiscal year ended March 31, 1995.

               As described in the Prospectus, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to banks, including AMCORE Bank, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates or subsidiaries incur (with all of the foregoing organizations being referred to as "Participating Organizations") for providing administration, distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into with the Distributor. The Plan authorizes the Funds to make payments to the Distributor in an amount not to exceed, on an annual basis, 0.25% of the average daily net assets of a Fund. As required by Rule 12b-1, the Plan was approved by the sole Shareholder of each Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated with respect to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Shares of the Fund. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. However, any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval. For so long as the Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated, with respect to a Fund, at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.

               The Board of Trustees of the Group believes that the Plan is in the best interests of each of the Funds since it encourages Fund growth. As a Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

               As authorized by the Plan, the Distributor has entered into a Rule 12b-1 Agreement with AMCORE Bank pursuant to which AMCORE Bank has agreed to provide certain administrative and shareholder support services in connection with Shares of the Funds purchased and held by AMCORE Bank for the accounts of its Customers and Shares of the Fund purchased and held by Customers of AMCORE Bank directly, including, but not limited to, processing automatic investments of AMCORE Bank's Customer account cash balances in Shares of a Fund and establishing and maintaining the systems, accounts and records necessary to accomplish this service, establishing and maintaining Customer accounts and records, processing purchase and redemption transactions for Customers, answering routine Customer questions concerning the Funds and providing such office space, equipment, telephone and personnel as is necessary and appropriate to accomplish such matters. In consideration of such services the Distributor has agreed to pay AMCORE Bank a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of Shares of the Funds held during the period in Customer accounts for which AMCORE Bank has provided services under this Agreement. The Distributor will be compensated by each Fund in an amount equal to its payments to AMCORE Bank with respect to each Fund's Shares under the Rule 12b-1 Agreement.

               For the fiscal year ended March 31, 1995, as the result of a voluntary fee waiver by the Distributor, no distribution fees were paid by the Funds.

          Administrative Services Plan
          ----------------------------

               The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, its correspondent and affiliated banks, and the Distributor, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

               The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions.

               As authorized by the Services Plan, the Group has entered into Servicing Agreements with the Adviser pursuant to which the Adviser has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers, (ii) providing periodic statements to its customers showing their positions in the Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the Adviser; (v) providing sub-accounting with respect to the Shares beneficially owned by the Adviser's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Group, on behalf of each Fund, has agreed to pay the Adviser a monthly fee, computed at an annual rate of twenty-five one-hundredths of one percent (.25%) of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the Adviser has provided services under the Servicing Agreement.

          Custodian
          ---------

               The First National Bank of Chicago serves as custodian (the "Custodian") to the Funds pursuant to the Custodian Agreement dated as of July 15, 1994, between the Group and the Custodian

          (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on each Fund's investments. In consideration of such services, each of the Funds pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

               Unless sooner terminated, the Custodian Agreement will continue in effect until terminated by either party upon 60 days' advance written notice to the other party. Notwithstanding the foregoing, the Custodian Agreement, with respect to a Fund, must be approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus), and a majority of the Trustees who are not parties to the Custodian Agreement or interested persons (as defined in the 1940 Act) of any party to the Custodian Agreement ("Disinterested Persons") by votes cast in person at a meeting called for such purpose.

          Transfer Agency and Fund Accounting Services
          --------------------------------------------

               BISYS Fund Services Ohio, Inc. serves as transfer agent and dividend disbursing agent ("BISYS Fund Services Ohio" or the "Transfer Agent") for the Funds, pursuant to the Transfer Agency Agreement dated November 10, 1992. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each of the Funds' Shareholders of record: maintenance of shareholder records for each of the Fund's Shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record.

               In addition, BISYS Fund Services Ohio provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated November 10, 1992. BISYS Fund Services Ohio receives a fee from each Fund for such services equal to a fee computed daily and paid periodically at an annual rate of three one-hundredths of one percent (.03%) of that Fund's average daily net assets. Under such Agreement, BISYS Fund Services Ohio maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

          Independent Auditors
          --------------------

               Ernst & Young LLP, 10 West Broad Street, Suite 2300, Columbus, Ohio 43215, has been selected as independent auditors for the Funds for the fiscal year ended March 31, 1996. Ernst & Young LLP will perform an annual audit of the Funds' financial statements and provide other services related to filings with respect to securities regulations. Reports of their activities will be provided to the Group's Board of Trustees.

          Legal Counsel
          -------------

               Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, is counsel to the Group.

                                ADDITIONAL INFORMATION

          Description of Shares
          ---------------------

               The Group is a Massachusetts business trust, organized on January 8, 1992. The Group's Declaration of Trust is on file with the Secretary of State of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share. The Group consists of several funds organized as separate series of shares. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

               Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

               Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Group voting without regard to series.

               Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Group. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Group for acts or obligations of the Group, which are binding only on the assets and property of the Group, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Group or the Trustees. The Declaration of Trust provides for indemnification out of Group property for all loss and expense of any shareholder held personally liable for the obligations of the Group. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations, and thus should be considered remote.

          Vote of a Majority of the Outstanding Shares
          --------------------------------------------

               As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

          Additional Tax Information
          --------------------------

               TAXATION OF THE FUNDS. Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

               To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (namely, in the case of a Fund, (i) stock or securities, (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) held less than 3 months (the "30% Limitation"); (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and
          (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which a Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

               As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and
          (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

               DISTRIBUTIONS. Dividends paid out of a Fund's investment company taxable income generally will be taxable to a U.S. Shareholder as ordinary income. Because no portion of the income derived by the U.S. Government Fund, the Fixed Income Fund and the Tax-Free Fund is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by those Funds is expected to be eligible for the corporate dividends-received deduction. A portion of the income of the Equity Fund, Balanced Fund and Aggressive Growth Fund may, however, consist of dividends paid by U.S. corporations and, accordingly, a portion of the dividends paid by that Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the Shareholder has held the Fund's Shares, and are not eligible for the dividends-received deduction. The U.S. Government Fund is not expected to realize any long-term capital gains or losses. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the net asset value of a Share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

               Distributions by a Fund reduce the net asset value of Fund shares. Should a taxable distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless would be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

               DISCOUNT SECURITIES. Investments by a Fund in securities that are issued at a discount will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

               Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

               OPTIONS AND HEDGING TRANSACTIONS. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

               Certain options in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

               Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to Shareholders.

               Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

               Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to Shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

               The 30% Limitation and the diversification requirements applicable to each Fund's assets may limit the extent to which each Fund will be able to engage in transactions in options.

               The Equity Fund may invest in shares of foreign corporations (through ADRs) which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

               The Equity Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

               Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

               SALE OF SHARES. Upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, a Shareholder generally will realize a taxable capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Fund Shares held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the Shareholder with respect to such Shares. Furthermore, a loss realized by a Shareholder on the redemption, sale or exchange of Shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such Shares have been held by the Shareholder for less than six months.

               In some cases, Shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares.
          This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the Shareholder subsequently acquires Shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of Shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the Shares exchanged all or a portion of the sales charge incurred in acquiring those Shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired Shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

               FOREIGN WITHHOLDING TAXES. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

               BACKUP WITHHOLDING. Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all reportable dividends (which does not include exempt-interest dividends) and capital gain distributions (as well as redemptions for all Funds except the U.S. Government Fund) payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

               FOREIGN SHAREHOLDERS. The tax consequences to a foreign Shareholder of an investment in a Fund may be different from those described herein. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

               OTHER TAXATION. The Group is organized as a Massachusetts business trust and, under current law, neither the Group nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

               Fund Shareholders may be subject to state and local taxes on their Fund distributions. In certain states, Fund distributions which are derived from interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation. Also, in many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

          Additional Tax Information Concerning the Tax-Free Fund
          -------------------------------------------------------

               The Tax-Free Fund intends to qualify under the Code to pay "exempt-interest dividends" to its Shareholders. The Tax-Free

          Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from the regular federal income tax. To the extent that dividends distributed by the Tax-Free Fund to its Shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from the gross incomes of the Shareholders for regular federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by Shareholders in determining whether their total incomes are large enough to result in taxation of up to eighty-five percent of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which the Tax-Free Fund may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual Shareholders. Exempt interest dividends also may be part of an adjustment to alternative minimum taxable income of corporations and are included in the base of the environmental tax on corporations imposed under Code section 59A. The Tax-Free Fund will inform Shareholders annually as to the portion of the distributions from the Fund which constituted "exempt-interest dividends."

               The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income which is not eligible to be so designated, the Fund, nonetheless, intends to distribute such income. Such distributions will be subject to federal, state, and local taxes, as applicable, in the hands of shareholders.

               Under the Code, a Shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends (such as those of the Tax-Free Fund) which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the Shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of Shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

               Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult their tax advisers before purchasing shares of the Tax-Free Fund. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds or private activity bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user.

               The Tax-Free Fund may acquire rights regarding specified portfolio securities under puts. See "Put Options." The policy of the Tax-Free Fund is to limit its acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to the Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Fund could acquire under the Investment Company Act of 1940. Therefore, although the Tax-Free Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Fund.

               The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Tax-Free Fund. Additional tax information concerning all of the Funds is contained in the immediately preceding section of this Statement of Additional Information.
          No attempt is made to present a detailed explanation of the income tax treatment of the Tax-Free Fund or its Shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Tax-Free Fund are urged to consult their tax advisers with specific reference to their own tax situation.

          Yields and Total Returns of the U.S. Government Fund
          ----------------------------------------------------

               As summarized in the Prospectus of the U.S. Government Fund under the heading "Performance Information," the yield of the U.S. Government Fund for a seven-day period (the "base period") will be computed by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional Shares purchased with dividends from the original Share and dividends declared on both the original Share and any such additional Shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund Shares at the same rate as net income is earned for the base period.

               The yield and effective yield of the U.S. Government Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for the same base period and calculated by the methods described below.

               The current and effective seven-day average yields as of March 31, 1995 for the U.S. Government Fund were 5.53% and 5.68%, respectively.

               The U.S. Government Fund may wish to publish total return figures in its sales literature and other advertising materials. For a discussion of the manner in which such total return figures are calculated, see "Yields and Total Returns of the Variable NAV Funds--Total Return Calculations" below.

          Yields and Total Returns of the Variable NAV Funds
          --------------------------------------------------

               YIELD CALCULATIONS. As summarized in the Prospectuses of the Funds under the heading "PERFORMANCE INFORMATION", yields of each of the Funds except the U.S. Government Fund will be computed by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                       a - b
                         Yield = 2 [(------- + 1)6 - 1]
                                       cd

          Where:    a    =    dividends and interest earned during the
                              period.

                    b    =    expenses accrued for the period (net of
                              reimbursements).

                    c    =    the average daily number of Shares
                              outstanding during the period that were
                              entitled to receive dividends.

                    d    =    maximum offering price per Share on the last
                              day of the period.

               For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in that Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by that Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

               Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

               For the 30-day period ended March 31, 1995, the yield for the Fixed Income Fund, Tax-Free Fund and the Equity Fund was 5.84%, 4.19% and 1.09%, respectively.

               For the 30-day period ended September 30, 1995, the yield for the Balanced Fund was 2.73% and the yield for the Fixed Total Return Fund was 5.42%.

               During any given 30-day period, AMCORE or the Administrator may voluntarily waive all or a portion of their fees with respect to a Fund. Such waiver would cause the yield of that Fund to be higher than it would otherwise be in the absence of such a waiver.

               From time to time, the tax equivalent 30-day yield of the Tax-Free Fund may be presented in advertising and sales literature. The tax equivalent 30-day yield will be computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

               TOTAL RETURN CALCULATIONS. As summarized in the Prospectuses of the Funds under the heading "PERFORMANCE INFORMATION", average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. The Funds compute their average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

               Average Annual         ERV
                 Total Return =    [(------)1/n - 1]
                                       P

          Where:    ERV       =    ending redeemable value at the end of
                                   the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                      P       =    hypothetical initial payment of $1,000.

                      n       =    period covered by the computation,
                                   expressed in terms of years.

               The Funds compute their aggregate total returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

               Aggregate Total        ERV
                  Return      =    [(------] - 1]
                                       P

                    ERV  =    ending redeemable value at the end of the
                              period covered by the computation of a
                              hypothetical $1,000 payment made at the
                              beginning of the period.

                    P    =    hypothetical initial payment of $1,000.


               The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

               In the case of the Fixed Income Fund, the Tax-Free Fund and the Equity Fund, based upon the period beginning with each such Fund's commencement of operations (December 21, 1992) through March 31, 1995, the average annual total return for each Fund, assuming the imposition of the maximum applicable sales charge, was as follows: 2.39% for the Fixed Income Fund, 1.84% for the Tax-Free Fund, and 5.44% for the Equity Fund. Assuming that the maximum applicable sales charge had not been imposed, the average annual total return for this same period would have been as follows: 4.57% for the Fixed Income Fund, 4.24% for the Tax-Free Fund, and 7.92% for the Equity Fund. The Funds no longer impose sales charges upon their purchase.

               In the case of the Balanced Fund, based upon the Fund's commencement of operations (June 1, 1995) through September 30, 1995, the aggregate total return for the Fund was 6.26%. In the case of the Fixed Total Return Fund, based upon the Fund's commencement of operations (June 15, 1995) through September 30, 1995, the aggregate total return for the Fund was 1.59%.

          Performance Comparisons
          -----------------------

               Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds or Ibbotson Associates, Inc. Comparisons may also be made to indices or data published in IBC/Donaghue's MONEY FUND REPORT, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, and U.S.A. Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders. The Funds may also include in advertisements and reports to Shareholders information comparing the performance of AMCORE or its predecessors to other investment advisers; such comparisons may be published by or included in Nelsons Directory of Investment Managers, Roger's, Casey/PIPER Manager Database or CDA/Cadence.

               Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of a Fund's quality, composition and maturity, as well as expenses allocated to the Fund. Fees imposed upon Customer accounts by the Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield to Customers.

               From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

          Principal Shareholders
          ----------------------

               As of November 8, 1995, AMCORE Trust Company, P.O. Box 4599, Rockford, Illinois 61110-4599, owned beneficially of record: (i) 87% of the U.S. Government Fund; (ii) 97% of the Fixed Income

          Fund; (iii) 92% of the Tax-Free Fund; (iv) 94% of the Equity Fund; (v) 96% of the Balanced Fund; (vi) 99% of the Aggressive Growth Fund and (vii) 96% of the Fixed Total Return Fund.

          Miscellaneous
          -------------

               The Funds may include information in their Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for a fund within the Group or (4) describes investment management strategies for such funds. Such information is provided to inform Shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of AMCORE and/or Group officers regarding expected trends and strategies.

               Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Shareholders owning not less than 10% of the outstanding Shares of the Group entitled to vote may cause the Trustees to call a special meeting, including for the purpose of considering the removal of one or more Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Group's outstanding shares. The Declaration of Trust provides that the Trustees will assist shareholder communications to the extent required by
          Section 16(c) of the 1940 Act in the event that a shareholder request to hold a special meeting is made.

               The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

               The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

                                 FINANCIAL STATEMENTS

               The financial statements of the U.S. Government Obligations Fund, the Fixed Income Fund, the Intermediate Tax-Free Fund and the Equity Fund appearing in the Annual Report to Shareholders for the year ended March 31, 1995 have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The unaudited statements of the Balanced Fund and the Fixed Total Return Fund for the period from commencement of each Fund's operations (June 1, 1995 and June 15, 1995, respectively) through September 30, 1995, are included in this Statement of Additional information. Financial statements for the Aggressive Growth Fund are not presented as this Fund only commenced operations on October 3, 1995.

                                       APPENDIX


               The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") and Duff & Phelps, Inc. ("D&F"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

          LONG TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

          Description of the three highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

               Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issues.

               Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

               A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

          Description of the three highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

               AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

               AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

               A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          Description of the three highest long-term debt ratings by D&P;

               AAA Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

               AA+  High credit quality Protection factors are strong.
               AA   Risk is modest but may vary slightly from time to time
               AA-  because of economic conditions.

               A+   Protection factors are average but adequate.  However,
               A    risk factors are more variable and greater in periods
          of
               A-   economic stress.

          SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

          Moody's description of its three highest short-term debt ratings:

               Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                         - Leading market positions in well-established industries.

                         -    High rates of return on Funds employed.

                         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                         -    Well-established access to a range of
                              financial markets and assured sources of alternate liquidity.

               Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

               Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayments of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          S&P's description of its three highest short-term debt ratings:

               A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

               A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

               A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

               D&P's description of the short-term debt ratings (D&P incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category);

               Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

               Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

               Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

               Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          Short-Term Loan/Municipal Note Ratings
          --------------------------------------

          Moody's description of its two highest short-term loan/municipal note ratings:

          MIG-1/VMIG-1   This designation denotes best quality.  There is
                         present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG-2/VMIG-2   This designation denotes high quality.  Margins of
                         protection are ample although not so large as in the preceding group.

          S&P's description of its two highest municipal note ratings:

               SP-1 Very strong or strong capacity to pay principal and
                    interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

               SP-2 Satisfactory capacity to pay principal and interest.

          Definitions of Certain Money Market Instruments
          -----------------------------------------------

          Commercial Paper

               Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

          Certificates of Deposit

               Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

          Bankers' Acceptances

               Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

          U.S. Treasury Obligations

               U.S. Treasury Obligations are obligations issued or guaran-teed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obliga-tions are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

          U.S. Government Agency and Instrumentality Obligations

               Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm

          Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                     Statements of Assets and Liabilities
                              September 30, 1995
                                 (Unaudited)

                                                                        Fixed
                                                                         Total
                                                    Balanced            Return
                                                      Fund               Fund
                                                 ---------------    ---------------
ASSETS:
Investments, at value                          $     16,581,196   $     39,463,200
                                                 ---------------    ---------------
                                                     16,581,196         39,463,200
Cash                                                    108,385            543,354
Interest and dividends receivable                       113,664            507,713
Unamortized organization costs                            6,052              6,277
Prepaid expenses                                            616              1,994
                                                 ---------------    ---------------
      Total Assets                                   16,809,913         40,522,538
                                                 ---------------    ---------------
LIABILITIES:
Accrued expenses and other payables:
   Investment advisory fees                              10,066             24,511
   Administration fees                                      906              2,180
   Accounting and transfer agent fees                     4,119              3,833
   Legal and audit fees                                   2,543              3,741
   Custodian fees                                         1,954              1,644
   Other                                                  2,293              3,540
                                                 ---------------    ---------------
      Total Liabilities                                  21,881             39,449
                                                 ---------------    ---------------

NET ASSETS:
Capital                                              15,946,684         40,438,517
Undistributed net investment income                      12,373             57,112
Net unrealized appreciation (depreciation) on inv       838,183            (56,048)
Accumulated undistributed net
   realized gain (losses) on investment transacti        (9,208)            43,508
                                                 ---------------    ---------------
      Net Assets                               $     16,788,032   $     40,483,089
                                                 ===============    ===============
Outstanding units of beneficial interest (shares)     1,592,688          4,042,912
                                                 ===============    ===============

Net asset value - offering and redemption pric $          10.54   $          10.01
                                                 ===============    ===============
Investments, at cost                           $     15,743,013   $     39,519,248
                                                 ===============    ===============

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS
                            Statements of Operations
                                  (Unaudited)



                                                                      Total
                                                  Balanced        Fixed Return
                                                    Fund              Fund
                                                     (a)               (b)
                                               ---------------   ---------------
INVESTMENT INCOME:
Interest income                              $        155,249  $        781,464
Dividend income                                        63,946
                                               ---------------   ---------------
   Total Income                                       219,195           781,464
                                               ---------------   ---------------

EXPENSES:
Investment advisory fees                               39,706            86,001
Administration fees                                    10,588            22,919
Distribution and shareholder service fees              13,279            28,746
Accounting fees                                         3,662             5,883
Custodian fees                                          2,318             2,121
Legal and audit fees                                    2,806             4,389
Organization costs                                      2,493             2,268
Trustees' fees and expenses                               297               648
Transfer agent fees                                     7,691             7,029
Registration and filing fees                            2,074             3,201
Printing costs                                            594             1,080
Other                                                     159               274
Expenses voluntarily reduced by investment adviser                       (2,527)
                                               ---------------   ---------------
   Total Expenses                                      72,388           133,286
                                               ---------------   ---------------
Net Investment Income                                 146,807           648,178
                                               ---------------   ---------------

REALIZED/UNREALIZED GAINS
   (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from
   investment transactions                             (9,208)           43,508
Change in unrealized appreciation
   (depreciation) from investments                    838,183           (56,048)
                                               ---------------   ---------------
Net realized/unrealized gains (losses)
   from investments                                   828,975           (12,540)
                                               ---------------   ---------------
Change in net assets resulting
   from operations                           $        975,782  $        635,638
                                               ---------------   ---------------
                                    CHECK:            975,782           635,638
                                               ===============   ===============

(a)  For the period from June 1, 1995 (commencement of operations) through September 30, 1995
(b)  For the period from June 15, 1995 (commencement of operations) through September 30, 1995


See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                     Statements of Changes in Net Assets
                                 (Unaudited)

                                                                                     Total
                                                  Balanced                        Fixed Return
                                                    Fund                              Fund
                                                    (a)                               (b)
                                               --------------                    --------------
  FROM INVESTMENT ACTIVITIES:
  OPERATIONS:
     Net investment income                   $       146,807                   $       648,178
     Net realized gains (losses)
         from investment transactions                 (9,208)                           43,508
     Net change in unrealized appreciation
         (depreciation) from investments             838,183                           (56,048)
                                               --------------                    --------------
  Change in net assets
     resulting from operations                       975,782                           635,638
                                               --------------                    --------------
  DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                     (134,434)                         (591,066)
     From net realized gains from investments
         transactions
                                               --------------                    --------------
  Change in net assets from shareholder
     distributions                                  (134,434)                         (591,066)
                                               --------------                    --------------
  CAPITAL TRANSACTIONS:
     Proceeds from shares issued                  16,853,111                        41,097,516
     Dividends reinvested                            132,954                           591,066
     Cost of shares redeemed                      (1,039,381)                       (1,250,065)
                                               --------------                    --------------
  Change in net assets from
     share transactions                           15,946,684                        40,438,517
                                               --------------                    --------------
  Change in net assets                            16,788,032                        40,483,089

  NET ASSETS:
     Beginning of period
                                               --------------                    --------------
     End of period                           $    16,788,032                   $    40,483,089
                                               --------------                    --------------

  SHARE TRANSACTIONS:
     Issued                                        1,680,508                         4,108,468
     Reinvested                                       12,708                            59,062
     Redeemed                                       (100,528)                         (124,618)
                                               --------------                    --------------
  Change in shares                                 1,592,688                         4,042,912
                                               ==============                    ==============

(a)  For the period from June 1, 1995 (commencement of operations) through September 30, 1995
(b)  For the period from June 15, 1995 (commencement of operations) through September 30, 1995



See notes to financial statements

THE COVENTRY GROUP
AMCORE VINTAGE BALANCED FUND

                      SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1995
                                 (UNAUDITED)

   Shares
    or
 Principal            Security                Market
   Amount            Description              Value
------------ ----------------------------  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (4.8%):
Prudential Home Mortgage Securities Corp.:
    843,125  5.50%, 7/25/00              $     799,651
                                           ------------
  Total Collateralized Mortgage Obligations    799,651
                                           ------------
COMMON STOCKS (53.6%):
Automotive (1.8%):
      5,000  Ford Motor Co.                    155,625
      3,000  General Motors Corp.              140,625
                                           ------------
                                               296,250
                                           ------------
Banking (5.3%):
      3,000  BankAmerica Corp.                 179,625
      3,000  Barnett Banks, Inc.               169,875
      3,000  Fifth Third Bancorp               172,125
      3,000  NationsBank Corp.                 201,750
      5,000  Norwest Corp.                     163,750
                                           ------------
                                               887,125
                                           ------------
Chemicals (3.0%):
      3,000  Air Products & Chemical           156,375
      2,000  Dow Chemical Co.                  149,000
      3,000  Eastman Chemical Co.              192,000
                                           ------------
                                               497,375
                                           ------------
Computer Hardware (2.2%):
      3,000  Cisco Systems, Inc.(c)            207,000
      2,800  Intel Corp.                       168,350
                                           ------------
                                               375,350
                                           ------------
Computer Software (1.1%):
      2,000  Microsoft Corp.(c)                181,000
                                           ------------
Consumer Goods & Services (2.0%):
      4,000  Gillette Co.                      190,500
      2,000  Procter & Gamble Co.              154,000
                                           ------------
                                               344,500
                                           ------------
Defense (1.0%):
      2,000  Raytheon Co.                      170,000
                                           ------------
Diversified (2.3%):
      3,000  Allied Signal, Inc.               132,375
      4,000  Corning, Inc.                     114,500
      2,000  Textron, Inc.                     136,500
                                           ------------
                                               383,375
                                           ------------
Electrical & Electronic (2.0%):
      2,000  Emerson Electric Co.              143,000
      3,000  General Electric Co.              191,250
                                           ------------
                                               334,250
                                           ------------
Entertainment (1.0%):
      3,000  Walt Disney Co.                   172,125
                                           ------------

THE COVENTRY GROUP
AMCORE VINTAGE BALANCED FUND

                      SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1995
                                 (UNAUDITED)

   Shares
    or
 Principal            Security                Market
   Amount            Description              Value
------------ ----------------------------  ------------
COMMON STOCKS, CONTINUED:
Financial Services (1.8%):
      3,000  Beneficial Corp.            $     156,750
      1,500  Federal National Mortgage         155,250
                Assoc.
                                           ------------
                                               312,000
                                           ------------
Food Products (2.8%):
      3,000  General Mills, Inc.               167,250
      4,000  McDonald's Corp.                  153,000
      3,000  PepsiCo, Inc.                     153,000
                                           ------------
                                               473,250
                                           ------------
Health Care (2.6%):
      3,000  Abbott Labs                       127,875
      4,000  Baxter International, Inc.        164,500
      2,000  Johnson & Johnson                 148,250
                                           ------------
                                               440,625
                                           ------------
Home Furnishings (0.9%):
      6,000  Newell Companies, Inc.            148,500
                                           ------------
Insurance (2.1%):
      1,950  American International Group      165,750
      1,200  General Re Corp.                  181,200
                                           ------------
                                               346,950
                                           ------------
Machinery & Equipment (1.2%):
      3,000  Sundstrand Corp.                  194,250
                                           ------------
Office Equipment & Services (2.0%):
      2,000  Hewlett-Packard                   166,750
      4,000  Honeywell, Inc.                   171,500
                                           ------------
                                               338,250
                                           ------------
Oil & Gas Exploration Products & Services (2.4%):
      2,000  Amoco Corp.                       128,250
      1,500  Mobil Corp.                       149,437
      2,000  Schlumberger LTD                  130,500
                                           ------------
                                               408,187
                                           ------------
Pharmaceuticals (3.4%):
      2,000  American Home Products            169,750
      4,000  Pfizer, Inc.                      213,500
      2,000  Warner Lambert Co.                190,500
                                           ------------
                                               573,750
                                           ------------
Photography (0.7%):
      2,000  Eastman Kodak Co.                 118,500
                                           ------------
Printing & Publishing (2.8%):
      3,000  Gannett, Inc.                     163,875
      3,000  Knight-Ridder, Inc.               175,875
      2,000  Tribune Co.                       132,750
                                           ------------
                                               472,500
                                           ------------
Railroads (1.2%):
      3,000  Union Pacific Corp.               198,750
                                           ------------
Retail Stores, Catalog (2.9%):
      4,000  Home Depot, Inc.                  159,500
      4,000  May Department Stores             175,000
      6,000  Wal-Mart Stores                   149,250
                                           ------------
                                               483,750
                                           ------------

THE COVENTRY GROUP
AMCORE VINTAGE BALANCED FUND

                      SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1995
                                 (UNAUDITED)

   Shares
    or
 Principal            Security                Market
   Amount            Description              Value
------------ ----------------------------  ------------
COMMON STOCKS, CONTINUED:
Technology (1.4%):
      3,000  Motorola, Inc.              $     229,125
                                           ------------
Utilities-Telecommunications (3.7%):
      3,000  AT&T Corp.                        197,250
      5,000  GTE Corp.                         196,250
      4,000  SBC Communications, Inc.          220,000
                                           ------------
                                               613,500
                                           ------------
  Total Common Stocks                        8,993,237
                                           ------------
CORPORATE BONDS (6.0%):
Banking (3.0%):
    500,000  Firstar Corp.
             7.15%, 9/1/00                     506,250
                                           ------------
Telecommunications (3.0%):
    250,000  AT&T Corp.
             7.00%, 5/15/05                    255,938
    250,000  General Telephone Illinois
             8.50%, 12/1/00                    254,062
                                           ------------
                                               510,000
                                           ------------
  Total Corporate Bonds                      1,016,250
                                           ------------
U.S. GOVERNMENT AGENCIES (5.9%):
Federal National Mortgage Assoc.:
  1,000,000  6.95%, 9/10/02                    999,220
                                           ------------
Total U.S. Government Agency                   999,220
                                           ------------
U.S. TREASURY NOTES (24.1%):
    500,000  7.25%, 11/30/96                   507,970
  1,000,000  6.38%, 7/15/99                  1,013,080
    500,000  6.38%, 1/15/00                    506,805
  1,500,000  6.25%, 5/31/00                  1,513,965
    500,000  6.25%, 2/15/03                    502,855
                                           ------------
     Total U.S. Treasury Notes               4,044,675
                                           ------------
U.S. TREASURY STRIPS (1.4%):
    500,000  6.50%, 11/15/07                   229,480
                                           ------------
     Total U.S. Treasury Strips                229,480
                                           ------------
INVESTMENT COMPANIES (3.0%):
    498,683  AMCORE Vintage U.S.
                 Government Obligations Fun    498,683
                                           ------------
   Total Investment Companies                  498,683
                                           ------------
     Total (Cost-$ 15,743,013)(b)        $  16,581,196
                                           ============

(a) Percentages indicated are based on net assets of $16,788,032.
(b) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

             Unrealized appreciation     $     894,196
             Unrealized depreciation           (56,013)
                                         --------------
             Net unrealized appreciation $     838,183
                                         ==============
(c) Non-income producing securities.


                      See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE FIXED TOTAL RETURN FUND

                      SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1995
                                 (UNAUDITED)

   Shares
    or
 Principal            Security                Market
   Amount            Description              Value
------------ ----------------------------  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (22.6%):
Federal Home Loan Mortgage Corp.:
  2,000,000  6.50%, 9/15/06                $   1,952,080
  2,000,000  6.50%, 3/15/07                    1,989,200
  2,000,000  6.00%, 12/15/17                   1,914,400
Prudential Home Mortgage Securities Corp.:
  1,431,021  5.50%, 4/1/00                     1,396,140
Resolution Trust Co.:
  1,862,674  7.46%*, 12/25/05                  1,867,912
                                             ------------
     Total Collateralized Mortgage Obligation  9,119,732
                                             ------------
CORPORATE BONDS (23.7%):
Banking (6.5%):
  1,000,000  Bankers Trust,
               8.13%, 5/15/02                  1,067,500
    500,000  Chase Manhattan Corp.,
               8.80%, 2/1/00                     513,750
  1,000,000  Norwest Financial, Inc.,
               8.38%, 1/15/00                  1,066,250
                                             ------------
                                               2,647,500
                                             ------------
Chemicals (3.5%):
    400,000  Monsanto Co.,
               8.40%, 1/15/97                    412,000
  1,000,000  RPM Senior Notes,
               7.00%, 6/15/05                  1,002,500
                                             ------------
                                               1,414,500
                                             ------------
Financial Services (6.2%):
  1,000,000  Bear Stearns,
               6.70%, 8/1/03                     986,250
    500,000  Household Finance Corp.,
               9.38%, 2/15/96                    505,890
  1,000,000  Merrill Lynch & Co.,
               7.00%, 4/27/08                    997,500
                                             ------------
                                               2,489,640
                                             ------------
Food Products (1.2%):
    500,000  Nabisco, Inc.,
               7.05%, 7/15/07                    491,875
                                             ------------
Insurance (2.5%):
  1,000,000  Lincoln National Corp.,
               7.13%, 7/15/99                  1,015,000
                                             ------------
Retail Stores (1.3%):
    500,000  Sears Roebuck Co.,
               8.45%, 11/1/98                    529,375
                                             ------------
Utilities-Electric (2.5%):
  1,000,000  Alabama Power First Mortgage,
               6.75%, 2/1/03                   1,011,250
                                             ------------
  Total Corporate Bonds                        9,599,140
                                             ------------

THE COVENTRY GROUP
AMCORE VINTAGE FIXED TOTAL RETURN FUND

                      SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1995
                                 (UNAUDITED)

   Shares
    or
 Principal            Security                Market
   Amount            Description              Value
------------ ----------------------------  ------------
U.S. GOVERNMENT AGENCIES (20.9%):
Federal Farm Credit Bank:
  1,000,000  5.66%, 10/5/95              $     999,030
Federal Home Loan Mortgage Corp.:
  1,000,000  6.16%, 3/29/00                    992,950
  1,000,000  6.59%, 6/4/03                     990,920
  1,500,000  7.05%, 3/24/04                  1,486,770
Federal National Mortgage Assoc.:
  2,000,000  6.57%, 8/10/00                  2,007,120
  1,000,000  5.99%, 10/1/03                    952,350
  1,000,000  8.00%, 4/13/05                  1,028,210
                                           ------------
     Total U.S. Government Agencies          8,457,350
                                           ------------
U.S. TREASURY BILLS (2.4%):
  1,000,000  5.54%, 3/14/96                    975,270
                                           ------------
     Total U.S. Treasury Bills                 975,270
                                           ------------
U.S. TREASURY NOTES (22.6%):
  2,000,000  7.25%, 11/30/96                 2,031,880
  1,000,000  6.75%, 6/30/99                  1,025,020
  1,000,000  6.38%, 7/15/99                  1,013,080
  2,000,000  6.38%, 1/15/00                  2,027,220
  1,000,000  7.50%, 5/15/02                  1,075,700
  1,000,000  6.25%, 2/15/03                  1,005,710
  1,000,000  5.88%, 2/15/04                    978,290
                                           ------------
     Total U.S. Treasury Notes               9,156,900
                                           ------------
U.S. TREASURY STRIPS (3.6%):
  2,500,000  6.73%, 11/15/09                   995,350
  2,000,000  7.00%, 5/15/17                    462,360
                                           ------------
     Total U.S. Treasury Strips              1,457,710
                                           ------------
INVESTMENT COMPANIES (1.7%):
    697,098  AMCORE Vintage U.S.
                Government Obligations Fund    697,098
                                           ------------
     Total Investment Companies                697,098
                                           ------------
     Total (Cost-$39,519,248)(b)         $  39,463,200
                                           ============

(a)  Percentages indicated are based on net assets of $40,483,089.
(b) Represents cost for federal income tax purposes and differs from value by net unrealized dep

             Unrealized appreciation     $      76,256
             Unrealized depreciation          (132,304)
                                          -------------
             Net unrealized depreciation $     (56,048)
                                          =============
* Variable rate securities with yields that vary with a designated market index or market rate. The rate ref Portfolio Investments is the effective rate as of September 30, 1995.


                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995
                                  (UNAUDITED)

1.   ORGANIZATION:

         The Coventry Group ("Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end management investment company. Between the date of organization and the date of commencement of operations of the AMCORE Vintage Balanced Fund and the AMCORE Vintage Fixed Total Return Fund, (individually, a "Fund"; collectively, the "Funds"), each a series of the Group, the Funds earned no investment income and had no operations other than incurring organizational expenses. The Aggressive Growth Fund, which commenced operations October 3, 1995, is not presented in these financial statements.

         The Group is authorized to issue an unlimited number of shares which are units of beneficial interest with a par value of $0.01 per share. Sales of shares of the Funds may be made to the general public.

2.   SIGNIFICANT ACCOUNTING PRINCIPLES:

         The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

         SECURITIES VALUATION:

         Investments in common and preferred stocks, commercial paper, corporate bonds, municipal bonds, U.S. Government securities and U.S. Government agency securities of the Funds are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value by the investment adviser under the supervision of the Group's Board of Trustees. The differences between the cost and market values of investments held by the Funds are reflected as either unrealized appreciation or depreciation.

         SECURITY TRANSACTIONS AND RELATED INCOME:

         Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the prorata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

         REPURCHASE AGREEMENTS:

         The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from financial institutions such as banks and broker dealers which the investment adviser, AMCORE Capital Management, Inc. ("AMCORE"), deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on

                                  -Continued-

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995
                                  (UNAUDITED)


         the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         DIVIDENDS TO SHAREHOLDERS:

         Dividends from net investment income are declared and paid quarterly for the Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually for each Fund. These dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses.

         FEDERAL INCOME TAXES:

         It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

         OTHER:

         Expenses that are directly related to one of the Funds are charged directly to that Fund. Expenses relating to the Funds collectively are prorated to the Funds on the basis of each Fund's relative net assets. Other expenses for the Group are prorated to the Funds and any other portfolios of the Group on the basis of relative net assets.

3.  PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 1995 are as follows:

                                      Purchases          Sales
                                      ---------          -----
Balanced Fund(a)                      4,011,011         2,007,188
Fixed Total Return Fund(b)           45,181,316         8,787,052
----------

(a) For the period from June 1, 1995 (commencement of operations) through September 30, 1995. (b) For the period from June 15, 1995 (commencement of operations) through September 30, 1995.

4.  RELATED PARTY TRANSACTIONS:

Pursuant to an investment advisory agreement, investment advisory services are provided to the Funds by AMCORE. Under the terms of the investment advisory agreement, AMCORE is entitled to receive fees computed daily based on a percentage of the average net assets of each Fund.
                                 -Continued-

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995
                                  (UNAUDITED)


The Winsbury Company Limited Partnership d/b/a The Winsbury Company ("Winsbury") is an Ohio limited partnership. The sole general partner of Winsbury is BISYS Fund Services, Inc. The sole limited partner of Winsbury is WC Subsidiary Corporation. BISYS Fund Services, Inc., BISYS Fund Services Ohio, Inc., and WC Subsidiary Corporation are all subsidiaries of The BISYS Group, Inc. On October 10, 1995, Winsbury changed its name to BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services.

Winsbury, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, Winsbury's fees are computed daily as a percentage of the average net assets of each Fund.

BISYS Fund Services Ohio, Inc., (the "Company") serves the Funds as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agent and Fund Accountant Agreements, the Company's fees are computed on the basis of number of shareholders and average net assets, respectively.

The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse Winsbury, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each of the Funds. These fees are used by Winsbury to pay banks, including affiliates of AMCORE, broker dealers and other institutions, or to reimburse Winsbury or its affiliates, for administration, distribution and shareholder services in connection with the distribution of Fund shares. No amounts were paid under the terms of this plan during the period ended September 30, 1995.

AMCORE has agreed that if the aggregate expenses of any of the Funds, as defined, for any fiscal year exceed the expense limitation of any State having jurisdiction over the Fund, AMCORE will reimburse to the Fund, or otherwise bear, such excess. Such limitation did not affect the calculation of the investment advisory fees during the six months ended September 30, 1995. Further, fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.

Information regarding these transactions is as follows for the period ended September 30, 1995:

                                                                    Fixed
                                                   Balanced      Total Return
                                                   Fund(a)          Fund(b)
                                                   -------          -------
INVESTMENT ADVISORY FEES:
Annual fee (percentage
  of average net assets)                           0.75%            0.75%
Voluntary fee reductions                                            $2,527
ADMINISTRATION FEES:
Annual fee (percentage
  of average net assets of certain shares)         0.20%            0.20%
DISTRIBUTION AND SHAREHOLDER SERVICE FEES:
Annual fee (percentage
  of average net assets of certain shares)         0.25%            0.25%
TRANSFER AGENT &
  FUND ACCOUNTING  FEES:                           $11,353          $12,912
----------

(a)  For the period from June 1, 1995 (commencement of operations) through September 30, 1995.
(b)  For the period from June 15, 1995 (commencement of operations)  through September 30, 1995.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS




                                                                          Fixed
                                                                          Total
                                           Balanced                       Return
                                             Fund                          Fund
                                         --------------               ---------------
                                         June 1, 1995 to             June 15, 1995 to
                                          September 30,                September 30,
                                              1995                         1995
                                              (a)                          (a)
                                          -----------                  ------------
Net Asset Value, Beginning of Period    $      10.00                 $       10.00
                                          -----------                  ------------
INVESTMENT ACTIVITIES:
   Net investment income                        0.10                          0.16
   Net realized and unrealized
       gains (losses) on investments            0.53
                                          -----------                  ------------
Total from Investment Activities                0.63                          0.16
                                          -----------                  ------------
DISTRIBUTIONS:
   Net investment income                       (0.09)                        (0.15)
   Net realized gains
                                          -----------                  ------------
Total Distributions                            (0.09)                        (0.15)
                                          -----------                  ------------
Net Asset Value, End of Period          $      10.54                 $       10.01
                                          -----------                  ------------

Total Return                                    6.26% (b)                     1.59% (b)

RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000    $     16,788                 $      40,483
    Ratio of expenses to average
       net assets                               1.37% (c)                     1.16% (c)
    Ratio of net investment income to
       average net assets                       2.77% (c)                     5.65% (c)
    Ratio of expenses to average
       net assets*                              1.37% (c)                     1.18% (c)
    Ratio of net investment income to
       average net assets*                      2.77% (c)                     5.63% (c)

    Portfolio Turnover                         13.30%                        25.49%

* During the period certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Aggregate total return.
(c) Annualized.

See notes to financial statements.

                                     PART C
                                     ------

                               OTHER INFORMATION
                               -----------------

Item 24.  Financial Statements and Exhibits
--------  ---------------------------------

   (a)   Financial Statements
         --------------------

     1. With respect to AMCORE Vintage U.S. Government Obligations Fund, AMCORE Vintage Fixed Income Fund, AMCORE Vintage Intermediate Tax-Free Fund and AMCORE Vintage Equity Fund:

         Included in Part A:

         Financial Highlights

         Incorporated by reference in Part B:

         Report of Independent Auditors

         Statements of Assets and Liabilities dated March 31, 1995

         Statements of Operations for the year ended March 31, 1995

         Statements of Changes in Net Assets for the years ended March 31, 1994 and March 31, 1995

         Schedules of Portfolio Investments as of March 31, 1995

         Notes to Financial Statements

         Financial Highlights for the years ended March 31, 1995 and March 31, 1994 and for the periods ended March 31, 1993.

     2.  With respect to AMCORE Balanced Fund and AMCORE Aggressive Growth Fund:

         Included in Part A:

         Financial Highlights for the period from commencement of operations (June 1, 1995) through September 30, 1995 (unaudited)

        Included in Part B:

        Statements of Assets and Liabilities dated September 30, 1995
        (unaudited)

        Statements of Operations for the period from commencement of operations (June 1, 1995) through September 30, 1995 (unaudited)

        Statements of Changes in Net Assets for the period from commencement of operations (June 1, 1995) through September 30, 1995 (unaudited)

        Schedules of Investments as of September 30, 1995 (unaudited)

        Notes to Financial Statements (unaudited)

(b)   Exhibits
      --------

     (1)  Declaration of Trust1

     (2)  (a)  By-Laws2

          (b) Establishment and Designation of four Series of Shares (AMCORE Vintage U.S. Government Obligations Fund, AMCORE Vintage Equity Fund, AMCORE Vintage Fixed Income Fund, and AMCORE Vintage Intermediate Tax-Free Fund)2

          (c) Establishment and Designation of three Series of Shares (AMCORE Vintage Balanced Fund, AMCORE Vintage Aggressive Growth Fund and AMCOVintage Fixed Total Return Fund)3


---------------------

1       Filed with initial Registration Statement on January 8, 1992.

2       Filed with Post-Effective Amendment No. 2 on September 4, 1992.

3       Filed with Post-Effective Amendment No. 15 on March 17, 1995.

     (3)  Not Applicable

     (4) Certificates for Shares are not issued. Articles IV, V, VI and VII of the Declaration of Trust, previously filed as Exhibit 1 hereto, define rights of holders of Shares.

     (5) (a) Investment Advisory Agreement between Registrant and AMCORE Capital Management, Inc. (with respect to AMCORE Vintage Equity Fund, AMCORE Vintage Fixed Income Fund, AMCORE Vintage Intermediate Tax-Free Fund and AMCORE Vintage U.S. Government Obligations Fund)4

          (b) Investment Advisory Agreement between Registrant and AMCORE Capital Management, Inc. (with respect to AMCORE Vintage Balanced Fund, AMCORE Vintage Aggressive Growth Fund and AMCORE Vintage Fixed Total Return Fund)5

     (6) Distribution Agreement between Registrant and BISYS Fund Services, Limited Partnership5

     (7)  Not Applicable

     (8) (a) Custodian Agreement between Registrant and The First National Bank of Chicago (with respect to AMCORE Vintage Equity Fund, AMCORE Vintage Fixed Income Fund, AMCORE Vintage Intermediate Tax-Free Fund and AMCORE Vintage U.S. Government Obligations
               Fund)6

          (b) Custodian Agreement between Registrant and The First National Bank of Chicago (with respect to AMCORE Vintage Balanced Fund, AMCORE Vintage Aggressive Growth Fund and AMCORE Vintage Fixed Total Return Fund)5

     (9) (a) Management and Administration Agreement between the Registrant and BISYS Fund Services, Limited Partnership (with respect to AMCORE Vintage Equity Fund, AMCORE Vintage Fixed Income Fund, AMCORE Vintage Intermediate Tax-Free Fund and

  AMCORE Vintage U.S. Government Obligations Fund)4

          (b) Management and Administration Agreement between the Registrant and BISYS Fund Services, Limited Partnership (with respect to AMCORE Vintage Balanced Fund, AMCORE Vintage Aggressive Growth Fund and AMCORE Vintage Fixed Total Return Fund)5

          (c) Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (with respect to AMCORE Vintage Equity Fund, AMCORE Vintage Fixed Income Fund, AMCORE Vintage Fixed Income Fund, AMCORE Vintage Intermediate Tax-Free Fund and AMCORE Vintage U.S. Government Obligations Fund)4

          (d) Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. Corporation (with respect to AMCORE Vintage Balanced Fund, AMCORE Vintage Aggressive Growth Fund and AMCORE Vintage Fixed Total Return Fund)5

          (e) Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (with respect to AMCORE Vintage Equity Fund, AMCORE Vintage Fixed Income Fund, AMCORE Vintage Intermediate Tax-Free Fund and AMCORE Vintage U.S. Government Obligations
               Fund)4

          (f) Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (with respect to AMCORE Vintage Balanced Fund, AMCORE Vintage Aggressive Growth Fund and AMCORE Vintage Fixed Total Return Fund)5
------------
4  Filed with Post-Effective Amendment No. 4 on November 2, 1992.

5  Filed with Post-Effective Amendment No. 16 on June 1, 1995.

6  Filed with Post-Effective Amendment No. 11 on July 29, 1994.

          (g)  Administrative Services Plan5

     (10) Opinion and Consent of Counsel7

     (11) Consent of Independent Auditors

     (12) Not Applicable

     (13) Not Applicable

     (14) Not Applicable

     (15) (a)  Distribution and Shareholder Service Plan5

          (b) Rule 12b-1 Agreement between the Registrant and AMCORE Bank Rockford, N.A. (with respect to AMCORE Vintage Equity Fund, AMCORE Vintage Fixed Income Fund, AMCORE Vintage Intermediate Tax-Free Fund and AMCORE Vintage U.S. Government Obligations
               Fund)2

          (c) Rule 12b-1 Agreement between the Registrant and AMCORE Bank Rockford, N.A. (with respect to AMCORE Vintage Balanced Fund, AMCORE Vintage Aggressive Growth Fund and AMCORE Vintage Fixed Total Return Fund)5


     (16) Schedules for Computation of Performance Data



Item 25.  Persons Controlled by or Under Common Control with Registrant
-------   -------------------------------------------------------------
          Not applicable.





_____________________

7  Filed with Rule 24f-2 Notice on May 25, 1995.

Item 26.  Number of Record Holders
-------   ------------------------

          As of September 30, 1995, the number of record holders of the series of the Registrant was as follows:

          AMCORE Vintage U.S. Government Obligations Fund   483
          AMCORE Vintage Fixed Income Fund                  269
          AMCORE Vintage Intermediate Tax-Free Fund         153
          AMCORE Vintage Equity Fund                        687
          AMCORE Vintage Balanced Fund                       45
          AMCORE Vintage Aggressive Growth Fund              12
          AMCORE Vintage Fixed Total Return Fund             16
          Brenton U.S. Government Money Market Fund          67
          Brenton Intermediate U.S. Government               16
            Securities Fund
          Brenton Intermediate Tax-Free Fund                 11
          Brenton Value Equity Fund                         279
          The Shelby Fund                                     2



Item 27.  Indemnification
-------   ---------------

          Article IV of the Registrant's Declaration of Trust states as follows:

     Section 4.3.  Mandatory Indemnification.
     -----------   -------------------------

     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

          (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Trustee or officer:

          (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

          (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

          (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
          (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

               (A) by the court or other body approving the settlement or other disposition; or

               (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (1) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office acts on the matter) or (2) written opinion of independent legal counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

          (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

          (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4.3, a "Disinterested Trustee" is one who is not
     (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28. Business and Other Connections of Investment Adviser and its Officers and Directors

          AMCORE Capital Management, Inc. ("AMCORE") is the investment adviser for AMCORE Vintage U.S. Government Obligations Fund, AMCORE Vintage Fixed Income Fund, AMCORE Intermediate Tax-Free Fund, AMCORE Vintage Equity Fund, AMCORE Vintage Balanced Fund, AMCORE Vintage Aggressive Growth Fund and AMCORE Vintage Fixed Total Return Fund. AMCORE is controlled by AMCORE Bank Rockford, N.A. which is a subsidiary of AMCORE Financial, Inc. Set forth below are the senior officers and directors of AMCORE and their principal business and other connections. The Business Address of the officers and directors is 701 Seventh Avenue, Rockford, Illinois 61110.


                           Position with
Name                       the Adviser           Principal Occupation
----                       -------------         --------------------
Jay Evans                  President and         President and Chief
                           Director              Investment Officer,
                                                 AMCORE Capital
                                                 Management, Inc. (1992 to
                                                 Present); Senior Vice
                                                 President, AMCORE Bank
                                                 N.A., Rockford
                                                 (1987-1991)

Elizabeth S. Pierson       Treasurer and         Vice President and
                           Director              Supervising Portfolio
                                                 Manager, AMCORE Capital
                                                 Management, Inc.

Lawrence R. Lucy           Secretary and         Vice President and Senior
                           Director              Portfolio Manager, AMCORE
                                                 Capital Management, Inc.

Darrell C. Thompson        Assistant             Senior Vice President and
                           Secretary and         Senior Equity Director,
                           Director              AMCORE Capital
                                                 Management, Inc.

Patricia M. Bonavia        Director              Vice President and
                                                 Product Manager, Vintage
                                                 Mutual Fund, AMCORE
                                                 Capital Management, Inc.



                           Position with
Name                       the Adviser           Principal Occupation
----                       -------------         --------------------
Dean C. Countryman         Director              Senior Vice President
                                                 and Senior Fixed Income
                                                 Manager, AMCORE Capital
                                                 Management, Inc.


Item 29.  Principal Underwriter
-------   ---------------------

     (a)  BISYS Fund Services, Limited Partnership ("BISYS Fund Services")

          acts as distributor and administrator for Registrant. BISYS Fund Services also distributes the securities of The Victory Funds, The Riverfront Funds, Inc., The HighMark Group, The Parkstone Group of Funds, The BB&T Mutual Funds Group, the Summit Investment Trust, the Qualivest Funds, The ARCH Fund, Inc., the American Performance Funds, The Sessions Group, the Pacific Capital Funds, the AmSouth Mutual Funds, the MMA Praxis Mutual Funds, the MarketWatch Funds and M.S.D.&T Funds, each of which is an open-end management investment company.


     (b) Partners of BISYS Fund Services, as of September 30, 1995, were as follows:

                                     Positions and               Positions and
Name and Principal                   Offices with                Offices with
Business Address                     BISYS Fund Services         Registrant
----------------                     -------------------         ----------
BISYS Fund Services Inc.             Sole General Partner        None
3435 Stelzer Road
Columbus, Ohio  43219

WC Subsidiary Corporation            Sole Limited Partner        None
150 Clove Road
Little Falls, New Jersey  07424

The BISYS Group, Inc.                Sole Shareholder            None
150 Clove Road
Little Falls, New Jersey  07424


          (c)  Not Applicable.

Item 30.  Location of Accounts and Records
-------   --------------------------------

          The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of AMCORE Capital Management, Inc., 501 Seventh Avenue, Rockford, Illinois 61110 (records relating to its function as adviser), BISYS Fund Services, Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as general manager, administrator and distributor), and BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent).


Item 31.  Management Services

          Not Applicable.

Item 32.  Undertakings.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge, in the event that the information called for by Item 5A of Form N-1A has been presented in the Registrant's latest annual report to shareholders.

          (d) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the shareholders communications provisions of Section 16(c) of the Investment Company Act of 1940.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 22 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 17th day of November, 1995.


                                THE COVENTRY GROUP



                           By:  Roy E. Rogers
                                ------------------------
                                Roy E. Rogers, President*




By:   Jeffrey L. Steele
      --------------------------------------
      Jeffrey L. Steele, as attorney-in-fact


  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                          Title                     Date
---------                          -----                     ----

Roy E. Rogers                Chairman, President       November 17, 1995
---------------------        and Trustee
Roy E. Rogers*               (Principal Executive
                             Officer)



Chalmers P. Wylie            Trustee                   November 17, 1995
---------------------
Chalmers P. Wylie**



Maurice G. Stark             Trustee                   November 17, 1995
---------------------
Maurice G. Stark*



Michael M. Van Buskirk       Trustee                   November 17, 1995
----------------------
Michael M. Van Buskirk*


Walter B. Grimm              Trustee                   November 17, 1995
---------------------
Walter B. Grimm***



William J. Tomko             Treasurer                 November 17, 1995
---------------------        (Principal
William J. Tomko*            Financial and
                             Accounting Officer)




By:     Jeffrey L. Steele
    ---------------------------
        Jeffrey L. Steele,
        as attorney-in-fact

* Pursuant to power of attorney filed with Pre-Effective Amendment No. 3 on April 6, 1992.
** Pursuant to power of attorney filed with Post-Effective Amendment No. 6 on May 4, 1993.
*** Pursuant to power of attorney filed with Post-Effective Amendment No. 9 on April 18, 1994.

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   EXHIBITS
                                    FILED
                                     WITH


                       POST-EFFECTIVE AMENDMENT NO. 22

                                    TO THE
                            REGISTRATION STATEMENT

                                      OF

                              THE COVENTRY GROUP

                              INDEX TO EXHIBITS
                    (FOR POST-EFFECTIVE AMENDMENT NO. 22)

EXHIBIT NO.
UNDER PART C
OF FORM N-1A       NAME OF EXHIBIT
------------       ---------------
11                 Consent of Independent Auditors

16                 Schedules Showing Computation of Performance